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                                                                  Exhibit 99.A1







                          THE PAINEWEBBER EQUITY TRUST

                              ABCs TRUST SERIES 1

                                      AND

                 SUBSEQUENT SERIES OF PAINEWEBBER EQUITY TRUST

                     STANDARD TERMS AND CONDITIONS OF TRUST

                 for all series formed on or subsequent to the
                         effective date specified below

                            Dated as of July 1, 1998

                                    BETWEEN

                           PAINEWEBBER INCORPORATED,
                                  as SPONSOR,
                                      and

                        INVESTORS BANK & TRUST COMPANY,

                                   as TRUSTEE







                         EFFECTIVE DATE: JULY 29, 1998





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                               Table of Contents
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
INTRODUCTION.............................................................................................5

ARTICLE I

         Section 1.01   Definitions......................................................................3

ABBREVIATIONS............................................................................................5
         Section 1.02   Interpretation..................................................................12

ARTICLE II

         Declaration of Trust;

         Original Issuance of Units.....................................................................14
         Section 2.01.  Declaration of Trust............................................................14
         Section 2.02.  Initial Deposit of Securities; Supplemental Deposits............................14
         Section 2.03.  Issuance of Units; Issuance of Certificates.....................................18
         Section 2.04.  Certain Contracts Satisfactory..................................................18
         Section 2.05.  Voting Rights...................................................................18

ARTICLE III

         Administration of Trust........................................................................19
         Section 3.01.  Certain Moneys to Be Credited to Income Account.................................19
         Section 3.02.  Certain Moneys to be Credited to Capital Account................................19
         Section 3.03.  Establishment of Reserve Account................................................19
         Section 3.04.  Certain Deductions and Distributions............................................19
         Section 3.05.  Statements and Reports..........................................................21
         Section 3.06.  Sale of Securities and of Certain Rights........................................23
         Section 3.07.  Tender Offers, Reorganizations and Similar Events; Stock Dividends..............24
         Section 3.08.  Counsel.........................................................................25
         Section 3.09.  Notice and Sale by Trustee......................................................25
         Section 3.10.  Action by Trustee Regarding Securities and Voting...............................26

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         Section 3.11.  Trustee Not to Adjust Accounts..................................................26
         Section 3.12.  Notice of Change in Capital Account.............................................26
         Section 3.13.  Election to Qualify as Regulated Investment Company;
                        Diversification Tests; Continued Qualification..................................26
         Section 3.16.  Special Provisions for Grantor Trusts...........................................29

ARTICLE IV

         Valuation of Securities
         Section 4.01.  Valuation of Securities.........................................................31
         Section 4.02.  Liability of the Trustee........................................................32

ARTICLE V

         Trust Fund Evaluation and Redemption of Units
         Section 5.01.  Trust Fund Evaluation...........................................................33
         Section 5.02.  Redemption of Units.............................................................34

ARTICLE VI

         Transfer, Interchange or Replacement of Units
         Section 6.01.  Transfer and Interchange of Units...............................................38
         Section 6.02.  Replacement of Certificates.....................................................39
         Section 6.03.  Form of Certificate.............................................................39

ARTICLE VII

         Sponsor
         Section 7.01.  Liability of Sponsor and Indemnification........................................40
         Section 7.02.  Compensation of Sponsor.........................................................41
         Section 7.03.  Liability.......................................................................41
         Section 7.04.  Discharge of Sponsor............................................................42
         Section 7.05.  Certain Matters Regarding Succession............................................42
         Section 7.06.  Resignation of Sponsor..........................................................43
         Section 7.07.  Notice to Unitholders...........................................................43

ARTICLE VIII

         Trustee
         Section 8.01.  General Matters Relating to Trustee.............................................44
         Section 8.02.  Books and Records...............................................................46
         Section 8.03.  Reports to Securities and Exchange Commission and Others........................46

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        Section 8.04.  Indenture and List of Securities on File........................................47
        Section 8.05.  Compensation of Trustee.........................................................47
        Section 8.06.  Resignation, Discharge or Removal of Trustee; Successor.........................48
        Section 8.07.  Qualification of Trustee........................................................49

RTICLE IX

        Termination
        Section 9.01.  Procedure Upon Termination......................................................50
        Section 9.02.  Notice to Holders of Units Evidenced by Certificates............................51
        Section 9.03.  Moneys to Be Held in Trust Without Interest.....................................51
        Section 9.04.  Dissolution of Sponsor Not to Terminate.........................................51

RTICLE X

        Miscellaneous Provisions
        Section 10.01. Amendment and Waiver............................................................52
        Section 10.02. Initial Organizational and Offering Costs.......................................52
        Section 10.03. Registration (Current) of Units and Trust Fund..................................53
        Section 10.04. Certain Matters Relating to Unitholders.........................................54
        Section 10.05. New York Law to Govern..........................................................54
        Section 10.06. Notices.........................................................................54
        Section 10.07. Severability....................................................................54
        Section 10.08. Separate and Distinct Series....................................................55
        Section 10.09. Counterparts....................................................................55

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                          THE PAINEWEBBER EQUITY TRUST
                              ABCs TRUST SERIES 1
                                      AND
               SUBSEQUENT SERIES OF THE PAINEWEBBER EQUITY TRUST

                     STANDARD TERMS AND CONDITIONS OF TRUST
                          Dated as of July 1, 1998 and
                         Effective as of July 29, 1998

         These Standard Terms and Conditions of Trust effective as of July 29, 1998 are executed between PaineWebber Incorporated, as Sponsor, and Investors Bank & Trust Company, as Trustee.

                                WITNESSETH THAT:

         In consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:

                                  INTRODUCTION

         These Standard Terms and Conditions of Trust effective as of the day and year first above written (the "Standard Terms") shall be applicable to The PaineWebber Equity Trust, ABCs Trust Series 1 (a Unit Investment Trust) and to all subsequent Series of The PaineWebber Equity Trust formed on or subsequent to the date hereof for which their applicability and their incorporation by reference is specified in the applicable Trust Indenture relating to such series. For each Series of The PaineWebber Equity Trust to which these Standard Terms are to be applicable, the Sponsor and the Trustee shall execute a Trust Indenture (or supplement or amendment to such Trust Indenture) incorporating by reference these Standard Terms and designating any exclusion from or exception to such incorporation by reference for the purposes of that series or variation of the terms hereof for the purposes of that series and specifying for that series (i) the Securities deposited in trust at that time and the number of Units delivered by the Trustee in exchange for the Securities pursuant to
Section 2.02, (ii) the initial fractional undivided interest represented by each Unit, (iii) the Record Dates, (iv) the Capital Account Distribution Dates and the Income Account Distribution Dates, (v) the Mandatory Termination Date, and the date on which the Trustee shall begin to sell Securities pursuant to
Section 9.01, (vi) the Discretionary Liquidation Amount, (vii) the Sponsor's fee, (viii) the Trustee's fees, (ix) the determination to be organized as a "grantor trust", or, to qualify the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, as applicable, (x) the taxable year for such series, (xi) whether a Reinvestment Plan will be made available to Unitholders of such series, (xii) whether Units of such series may be held in certificated form, (xiii) the first year in which an annual report will be provided to Unitholders pursuant to Section 3.05, (xiv) the balance in the Capital Account below which no distribution need be made from the Capital Account, (xv) the determination to deposit additional Securities into such series and to issue a corresponding amount of additional Units, (xvi) the "In-Kind" Distribution Amount, (xvii)



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whether such series will be subject to a Deferred Sales Charge, (xvii) the
Exchange Notification Date, if applicable, (xviii) the Special Liquidation Period, if applicable, (xix) the Distribution Agent, if applicable, (xx) whether such series is designated as an Exchange Series pursuant to Section 5.03, (xxi) the Sponsor's Estimated Initial Costs Account, and (xxii) any other terms specific to such series of The PaineWebber Equity Trust.



                                       2

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                                   ARTICLE I

         Section 1.01 Definitions

         Whenever used in the Indenture, the following capitalized words and phrases, unless the context otherwise requires, shall have the following meanings:

Additional Units

         Units created after the Initial Date of Deposit pursuant to a Supplemental Trust Indenture in accordance with the provisions of Section 2.03(c).

Business Day

         Any day that the New York Stock Exchange is open for business or in the case of a Trust series holding primarily Foreign Securities as set forth in the Trust Indenture for such Trust series.

Capital Account

         The account created pursuant to Section 3.02.

Capital Account Distribution Date

         Shall have the meaning set forth in the Trust Indenture.

Capital Account Distributions

         Shall have the meaning ascribed to it in Section 3.04(c).

Cash Component

         The amount described and computed in accordance with the provisions of
Section 2.02(c)(6).

Certificate

In the case of a Trust for which Units are not required to be held in uncertificated form, any one of the Certificates manually executed by the Trustee, in each case in substantially the following form with the blanks appropriately filled in.


                             [Face of Certificate]



                                       3

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                       CERTIFICATE OF BENEFICIAL INTEREST

                                     Units

                                  -Evidencing-
                        A Fractional Undivided Interest
                                      -in-

                         THE PAINEWEBBER EQUITY TRUST,
                                [Name of Series]

         THIS CERTIFIES that             is the registered owner of
Units of fractional undivided interest in the above-named Trust created pursuant to the Indenture between PAINEWEBBER INCORPORATED, as Sponsor, and INVESTORS BANK & TRUST COMPANY, as Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses provided in the Indenture.

         IN WITNESS WHEREOF, PaineWebber Incorporated has caused this Certificate to be executed in facsimile by one of its Senior Vice Presidents as an Authorized Signatory and Investors Bank & Trust Company, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

Date:

INVESTORS BANK & TRUST COMPANY,           PAINEWEBBER INCORPORATED,
Trustee                                   Sponsor


By                                        By
----------------------------------        ------------------------------------
         Authorized Officer                       Authorized Signatory


Date:



                            [Reverse of Certificate]



                                       4

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                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -        as tenants in common
TEN ENT  -        as tenants by the entireties
JT TEN   -        as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ......Custodian......
                    (Cust) (Minor)
                    under Uniform Gifts to Minors Act..........
                                                        (State)

Additional abbreviations may also be used though not included in the above list.

A form of transfer, including signature guaranty requirement, acceptable to the Trustee and such other language as agreed upon by the Sponsor and the Trustee from time to time shall be printed on the reverse of the Certificate.

Certificateholder

         Any Unitholder who is the registered holder of any Certificate as recorded on the books of the Trustee, his legal representative and heirs, and the successors of any corporation, partnership or other legal entity which is a registered holder of any Certificate.

Code

         The Internal Revenue Code of 1986, as amended.

Commission

         The Securities and Exchange Commission.

Contract Securities

         Securities which are to be acquired by the Trust Fund pursuant to contract.





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Deferred Sales Charge

         Shall have the meaning specified in Section 3.18.

Deferred Sales Obligation

         Shall have the meaning specified in Section 3.18 (a).

Depositor

         The Sponsor of any series of The PaineWebber Equity Trust.

Discretionary Liquidation Amount

         The amount specified as such in the Trust Indenture.

Distribution Agent

         Shall mean the Trustee, acting as agent on behalf of the Exchange Unitholders as provided in Section 5.03, unless the Trust Indenture for a particular Trust appoints and specifies another distribution agent for such Trust.

Distribution Date

         The date(s) specified as such in the Trust Indenture which may, if so specified therein, be different for Income Account Distributions ("Income Account Distribution Dates") and Capital Account Distributions ("Capital Account Distribution Dates").

Diversification Requirements

         Shall have the meaning specified in Section 3.13(b).

Diversification Test Date

         Shall have the meaning specified in Section 3.13(b).

Dividend Equivalent Payment

         The amount specified in Section 2.02(a).

Exchange Distribution

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         Shall have the meaning specified in Section 5.03(b).

Exchange Series

         Any Trust designated as such in the Trust Indenture and Prospectus relating to such Trust, the Units of which may be acquired by Unitholders of another trust in an exchange and rollover of such units pursuant to Section 5.03.

Exchange Notification Date

         The date or dates specified as such in the Trust Indenture for a particular Trust, as set forth in Section 5.03(b).

Exchange Unitholder

         Shall have the meaning specified in Section 5.03(b).

Failed Security

         Any Contract Security which is the subject of a "fail to receive" or a "fail to deliver" notice submitted in writing by the Sponsor to the Trustee in accordance with Section 3.15.

Foreign Security

         Any security which is principally listed or traded on a non-U.S. securities exchange.

Identified Securities

         Shall have the meaning specified in Section 3.18.

Income

         Any interest payment, accrual of income on Securities issued at an original issue discount or cash dividend distribution by an issuer of a Security, whether or not such payment or distribution is taxable to the recipient thereof, and any other amounts directed to be credited to the Income Account hereby.

Income Account

         The account created pursuant to Section 3.01.

Income Account Distribution Dates

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         Shall have the meaning set forth in the Trust Indenture.

Income Account Distributions

         Shall have the meaning assigned to it in Section 3.04(c).

Indenture

         These Standard Terms and Conditions of Trust together with the Trust Indenture and all amendments and Supplemental Trust Indentures hereto and thereto.

Initial Costs

         Shall have the meaning specified in Section 10.02(a).

Initial Date of Deposit

         The first date on which a deposit of Securities into the Trust is made pursuant to Section 2.02(a) and as specified by Schedule A to the Trust Indenture.

"In-Kind" Distribution

         Shall have the meaning assigned to such term in Section 5.02.

"In-Kind" Distribution Amount

         Shall have the meaning specified in Section 5.02.

Mandatory Termination Date

         The date specified as such in the Trust Indenture.

New Series

         Shall have the meaning specified in Section 5.02(a).

Percentage Ratios

         Shall mean the percentage ratios between the number of shares of each issue of Securities deposited in a particular Trust Fund on the Initial Date of Deposit thereof and as determined by reference to Schedule A of the Trust Indenture for such Trust Fund.

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Prospectus

         The prospectus relating to a particular Trust in the form first used to confirm sales of Units.

Record Date

         The record date for a Capital Account Distribution and/or an Income Account Distribution, as the case may be, specified as such in the Trust Indenture. Such record dates may be specified as Capital Account Record Dates or Income Account Record Dates as the case may be.

Redemption Date

         Shall have the meaning assigned to it in Section 5.02.

Redemption Value

         Shall have the meaning assigned to it in Section 5.02.

Regulated Investment Company

         A trust which, pursuant to Section (ix) of the Introduction, elects to qualify as a "regulated investment company" under Subchapter M of the Code, or any successor provision thereto.

Reinvestment Security

         Shall have the meaning assigned to such term in Section 3.15(c).

Replacement Security

         Shall have the meaning assigned to it in Section 3.15(a).

Reserve Account

         The account created pursuant to Section 3.03.

Restricted Securities

         Securities which were acquired in private placements and which at the time cannot, in the opinion of counsel designated by the Sponsor and satisfactory to the Trustee, be sold publicly by the

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Trustee without either (1) registration under the Securities Act, or (2) an exemption thereunder, or (3) similar provisions of law subsequently enacted.

Securities

         The securities, including Contract Securities and Foreign Securities
(a) which are listed or referred to as Securities in Schedule A to the Trust Indenture or any Supplemental Trust Indenture, (b) which have been received by the Trust in exchange or substitution pursuant to Section 3.07 hereof or (c) which are acquired pursuant to Sections 3.02 or 3.15 hereof, including Replacement Securities and Reinvestment Securities, as may from time to time continue to be held as a part of the Trust.

Short-term Treasury Obligations

         Shall have the meaning assigned to such term in Section 3.02.

Securities Act

         The Securities Act of 1933, as amended.

Securities Exchange Act

         The Securities Exchange Act of 1934, as amended.

Special Liquidation Period

         The date or dates specified as such in the Trust Indenture for a particular Trust, as set forth in Section 5.03(c).

Special Redemption Date

         The next Business Day following the Exchange Notification Date.

Sponsor

         PaineWebber Incorporated, or its successors or any successor Sponsor (or successor Sponsors if there be more than one) appointed as herein provided.

Standard Terms

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         These Standard Terms and Conditions of Trust dated as of July 1, 1998 and effective as of July 29, 1998, between PaineWebber Incorporated, as Sponsor, and Investors Bank & Trust Company, as Trustee and all amendments and supplements hereto.

Supplemental Deposit

         Any deposit of additional Securities and/or cash for the purchase of such additional Securities, plus the applicable Cash Component, if any, made to the Trust in respect of Additional Units created pursuant to Section 2.02(c).

Supplemental Trust Indenture

         Shall mean a written direction from the Sponsor to the Trustee instructing the Trustee to create Additional Units pursuant to and in accordance with Section 2.02(c) hereof.

Tender Date

         Shall have the meaning specified in Section 5.02.


Treasury Obligations

         Shall mean direct obligations of the United States Government.

Trust or Trust Fund

         Shall mean the trust created by the Trust Indenture which shall consist of the Securities and all undistributed income or other amounts received or receivable thereon and any undistributed cash held in the Capital and Income Accounts or otherwise realized from the sale or liquidation of the Securities, exclusive of any amounts which may be on deposit in the Reserve Account.

Trust Fund Evaluation

         Shall have the meaning assigned to it in Section 5.01.

Trust Indenture

         The Trust Indenture for the particular series of The PaineWebber Equity Trust into which these Standard Terms and Conditions of Trust are incorporated and all amendments and supplements thereto.

Trustee




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         Investors Bank & Trust Company, or any other entity identified as the
Trustee in the Trust Indenture, including one or more co-trustees, or any successor Trustee appointed as herein provided.

Unit

         Each Unit of fractional undivided interest in and ownership of the Trust Fund, which shall be initially equal to the fraction specified in the Trust Indenture, the denominator of which fraction shall be decreased by the number of any Units redeemed as provided in Section 5.02 and shall be increased by the number of any Units issued pursuant to a Supplemental Trust Indenture pursuant to and in accordance with Section 2.02(c) hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust Fund or in the Income or Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

Unitholder

         The registered holder of any Unit, whether or not evidenced by a Certificate, as recorded on the registration books of the Trustee, and such holder's legal representative and heirs, and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit.

Unit Value

         The value of the fractional undivided interest and ownership of the Trust Fund represented by each Unit as determined by a Trust Fund Evaluation.

Valuation Time

         4:00 p.m. New York time or any other time of day when trading on the New York Stock Exchange may close, unless another meaning is assigned to such term in the Trust Indenture.

         Section 1.02 Interpretation. Unless otherwise indicated in the
Indenture:

                  (a) Reference to and the definition of any document (including these Standard Terms, shall be deemed a reference to such document as it may be amended or modified from time to time;

                  (b) All references to an "Article", "Section," "Schedule" or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

                  (c) Defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders;

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                  (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in the Indenture shall refer to the Indenture as a whole and not to any particular provision of the Indenture; the headings in the Indenture are for the purpose of reference only and do not limit or affect its meaning; and

                  (e) References in the Indenture to "dollar amount(s) per Unit" shall mean, as appropriate, dollar amount(s) per Unit, per 100 Units per 1,000 Units or per such number of Units as having a value of approximately $1,000 on the Initial Date of Deposit, or otherwise as the Sponsor may direct and as specified in the relevant Prospectus.

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                                   ARTICLE II

                             Declaration of Trust;

                           Original Issuance of Units


         Section 2.01. Declaration of Trust. The Trustee hereby declares it holds and will hold the Trust Fund as Trustee in trust upon the trusts herein set forth for the use and benefit of all present and future Unitholders.

         Section 2.02. Initial Deposit of Securities; Supplemental Deposits.
(a) The Sponsor concurrently with the execution and delivery hereof, hereby grants and conveys all of its right, title and interest in and to and hereby conveys to and deposits with the Trustee in an irrevocable Trust, the Securities (together with accrued and unpaid income thereon), including Contract Securities, listed in Schedule A to the Trust Indenture, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, to be held, managed and applied by the Trustee as herein provided for the benefit of each Unitholder to the extent of such Unitholder's interest in the Trust Fund. The Sponsor hereby also delivers to the Trustee a certified check or checks, cash or cash equivalents or an irrevocable letter or letters of credit issued by a commercial bank or banks in an amount necessary to consummate the purchase of any Contract Securities.

         (b) The Sponsor shall deliver or cause to be delivered the Securities represented by Contract Securities (1) in the case of a trust which has designated "grantor trust" status, within ninety (90) days of the Initial Date of Deposit and (2) in the case of a trust which has elected to qualify as a Regulated Investment Company, within a reasonable time frame as determined in the sole discretion of the Sponsor. In the event that any Contract Security shall be declared a Failed Security by the Sponsor, the Trustee shall credit to the Capital Account referred to in Section 3.02 the funds, or, if applicable, the funds drawn on an irrevocable letter of credit, deposited by the Sponsor for the purpose of such purchase. Such funds, unless invested in Replacement Securities, shall be distributed pursuant to Section 3.04 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Sponsor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Security for which no Replacement Security is acquired.

         (c) From time to time, following the Initial Date of Deposit, the Sponsor is hereby authorized, in its discretion, to cause the Trustee to issue Additional Units by means of Supplemental Deposits in the manner set forth in subparagraphs (1) through (9) below.

          (1) Such Additional Units will be created upon the deposit with the Trustee of:

                  (x) additional Securities in respect of such Additional Units and/or contracts for the purchase of such additional Securities; and/or

                  (y) cash in an amount to purchase such additional Securities based upon the price of such additional Securities at the Valuation Time on the date of such Supplemental Deposit; and

                  (z) if appropriate, the applicable Cash Component relating to such Additional Units, as computed in accordance with subparagraph (6) below.

         (2) To accomplish the issuance of Additional Units by means of a deposit of additional Securities, the Trustee is authorized to provide to the Sponsor a current list of the Trust's portfolio of Securities then held and the Sponsor, in reliance upon such list, is authorized to assign, convey to and deposit with the Trustee (x) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment, and/or (y) contracts for the purchase of such additional Securities, and the Sponsor shall transfer and deliver, or cause the transfer and delivery of, such necessary instruments of assignment and/or contracts for the purchase of such additional Securities to the Trustee along with a certified check or checks, cash, cash equivalents or an irrevocable letter or letters of credit issued by a commercial bank in an amount necessary to consummate the purchase of any such additional Securities represented by contracts for the purchase of additional Securities.


         (3) To accomplish the issuance of Additional Units by means of depositing sufficient cash amounts with the Trustee to enable the Trustee to purchase, or cause the purchase of, additional Securities in accordance with instructions from the Sponsor and to deposit such additional Securities, the Sponsor is hereby authorized to, and shall, instruct the Trustee to create a specified number of Additional Units whereupon the Trustee shall purchase, or cause the purchase of, such additional Securities in accordance with the Sponsor's instructions, and shall deposit such additional Securities in the Trust Fund. Brokerage commissions with respect to the Trustee's purchase of additional Securities, if any, shall be an expense borne by the Trust.

         (4) In the event that any Contract Security included in any Supplemental Deposit be declared a Failed Security by the Sponsor, the Trustee shall credit to the Capital Account referred to in Section 3.02 the funds, or, if applicable, the funds drawn on an irrevocable letter of credit, deposited by the Sponsor for the purpose of such purchase. Such funds, unless invested in Replacement Securities in accordance with Section 3.15, shall be distributed pursuant to Section 3.04 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Sponsor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Security for which no Replacement Security is acquired.

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         (5) In connection with any Supplemental Deposit, the Sponsor shall pay to the Trustee for deposit into the Income Account and/or Capital Account an amount equal to the Cash Component per Unit, if any, multiplied by the number of Additional Units created pursuant to this Section 2.02(c).

         (6) For purposes of this subsection 2.02(c), Cash Component means the
(x) amount of cash or other property (other than Securities) on hand and/or cash receivable by the Trust Fund, (y) reduced by payables and accrued expenses not chargeable to the Additional Units and amounts allocated for redemption or for distribution to holders, divided by the number of Units outstanding, all computed as of the Evaluation Time on the Business Day preceding the date of the Supplemental Deposit in accordance with the provisions of Section 5.01.

         (7) Supplemental Deposits shall be made, in each case, pursuant to a Supplemental Trust Indenture. The Sponsor shall ensure that each Supplemental Deposit made pursuant to this section 2.02 shall include, in the manner provided in subparagraphs (8) and (9) below, the Securities (including Contract Securities) and the Cash Component, if any, held in the Trust.

         (8)      For purposes of this Section 2.02(c),

                  (x) during the ninety (90) day period following the Initial Date of Deposit, Supplemental Deposits shall include the appropriate Cash Component and Securities in their Percentage Ratios. Such Percentage Ratios are subject to adjustment during such 90-day period to reflect occurrence of (i) a stock split or a similar event which affects the capital structure of the issuer of a Security but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event, (ii) Securities received as a result of a stock dividend, merger or reorganization and which are retained by the Trust, (iii) acquisition of Replacement Securities and any other acquisition of a new issue of Securities permitted hereby, or (iv) the sale or other disposition of any issue of Securities from the Trust Fund.

                  (y) During the period subsequent to the 90-day period following the Initial Date of Deposit,

                  (i) in the case of a Trust which has designated "grantor Trust" status, each Supplemental Deposit shall replicate exactly both Securities (including Contract Securities) in the manner set forth in (z) below and the Cash Component; and

                  (ii) in the case of a Trust which has elected to qualify as a Regulated Investment Company, each Supplemental Deposit shall replicate to the extent practicable, the Securities (including Contract Securities) in the manner set forth in
                  (z) below, and shall replicate exactly the Cash Component.

         (z) Any additional Securities included in a Supplemental Deposit subsequent to the 90-day period following the Initial Date of Deposit shall be identical to Securities held in the Trust immediately prior to such Supplemental Deposit and in amounts such that (1) the number of shares of additional Securities of a particular issue included in a Supplemental Deposit divided by (2) the aggregate of the number of shares of all additional Securities included in the Supplemental Deposit results in a fraction which is the same as the fraction resulting from division of (3) the aggregate number of shares of the Securities of the same issue held in the Trust immediately prior to such Supplemental Deposit divided by (4) the aggregate number of shares of all Securities held in the Trust immediately prior to such Supplemental Deposit. The phrase "replicate to the extent practicable" when used to describe additional Securities included in a Supplemental Deposit, means that any such additional Securities need meet the proportionality requirements set forth above only to the extent practicable. Without limiting the generality of the phrase "to the extent practicable", if the Sponsor specifies a minimum number of shares of a Security with respect to a Trust to be included in a Supplemental Deposit and such minimum requirement cannot be met or if a Security identical to a Security held in the Trust, in the opinion of the Sponsor, is not readily obtainable, substitution, in accordance with subparagraph (9) below, of other substantially similar Securities (including Securities of an issue originally deposited) in order to meet the foregoing proportionality requirements shall be considered as a meeting of such requirements "to the extent practicable".

         (9) If at the time of a Supplemental Deposit, Securities in the opinion of the Sponsor, are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, the Sponsor may:

         (x) deposit cash or a letter of credit in an amount equal to the valuation of the issue of Securities whose acquisition is not feasible with instructions to the Trustee to acquire such Securities of such issue when they become available; or

         (y) deposit, or instruct the Trustee to purchase, or cause to purchase, in lieu thereof, another issue of Securities or Replacement Securities, in the manner set forth in Section 3.15.

         (d) The Securities deposited or to be held hereunder are comprised of
(1) the Securities set forth in Schedule A of the Trust Indenture, (2) additional Securities deposited, or acquired with cash deposited, pursuant to
Section 2.02(c), (3) any Short-term Treasury Obligations which may be deposited as temporary reinvestment for sale proceeds pursuant to Section 3.15, and (4) Replacement Securities and Reinvestment Securities acquired pursuant to Section 3.15, if applicable.

         (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or the nominee of its agent. The Securities may, in the discretion of the Trustee, be interchanged from time to time into either bearer or registered form without any notification thereof to the Sponsor or the

Unitholders and may be registered in the name of the Trustee or the name of any nominee designated by it or any nominees of its agent.

         Section 2.03. Issuance of Units; Issuance of Certificates. (a) The Trustee acknowledges that the Securities and Contract Securities listed in Schedule A to the Trust Indenture have been deposited with the Trustee by the Sponsor on the date of the Trust Indenture and on the same date the Trustee has recorded on its books the ownership by the Sponsor of the aggregate number of Units specified in the Trust Indenture.

         (b) The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed in writing by the Sponsor at any time when the Sponsor is the only beneficial holder of Units, which revised number of Units shall be recorded by the Trustee on its books. The Trustee shall be entitled to rely on the Sponsor's direction as certification that no person other than the Sponsor has a beneficial interest in the Units and the Trustee shall have no liability to any person for action taken pursuant to such direction.

         (c) The Trustee hereby agrees that on the date of any creation of Additional Units, it shall acknowledge that the additional Securities, and/or cash in respect thereof, have been deposited with it by recording on its books the ownership by the Sponsor of the number of Additional Units issued in respect of such additional Securities and/or cash.

         (d) Units shall be held in uncertificated form unless the Trust Indenture provides otherwise and the Prospectus so indicates. Under the terms and conditions of the Trust Indenture, Unitholders may elect to have their Units held in certificated form by making a written request to the Trustee. The Trustee shall, upon receiving such written request, issue a new Certificate or Certificates in quantities and denominations as requested by the Unitholder (not exceeding the aggregate number of Units held by such Unitholder on the Trustee's records) and deemed appropriate by the Trustee, subject to a fee of $2.00 per Certificate, and at such time make an appropriate notation in the registration books of the Trustee.

         Section 2.04. Certain Contracts Satisfactory. The Sponsor hereby approves as satisfactory in form and substance the contracts to be entered into or assumed by the Trustee with regard to any Securities listed on Schedule A to the Trust Indenture and any Supplemental Trust Indenture and hereby authorizes the Trustee on behalf of the Trust Fund to enter into or assume such contracts, to give any investment representations required for the purchase of Restricted Securities thereunder, and otherwise to carry out the terms and provisions thereof in order to complete the purchase of the Securities covered thereby.

         Section 2.05. Voting Rights. Voting rights with respect to the Securities held by the Trust shall be exercised by the Trustee as directed by the Sponsor in accordance with Section 3.10.

                                  ARTICLE III

                            Administration of Trust

         Section 3.01. Certain Moneys to Be Credited to Income Account. The Trustee shall collect the Income on the Securities as it becomes payable and credit all income to a separate non-interest bearing account to be known as the "Income Account", on the date on which the Trust Fund receives such Income (including all moneys realized by the Trustee from the sale of options, warrants or other similar rights received in respect of the Securities pursuant to Section 3.06(b) and including any proceeds of stock dividends sold pursuant to Section 3.07).

         Section 3.02. Certain Moneys to be Credited to Capital Account. All moneys other than amounts credited to the Income Account received by the Trustee in respect of the Securities under the Indenture shall be credited to a separate non-interest bearing account to be known as the "Capital Account". Anything in this Section 3.02 to the contrary notwithstanding, moneys which are required to cover the purchase of Contract Securities shall be held specially by the Trustee for such purchase and shall not be deemed to be part of the Capital Account until the Sponsor shall have notified the Trustee that such contracts are Failed Securities whereupon, unless invested in Replacement Securities in accordance with Section 3.15, such moneys shall be credited to the Capital Account and shall be held specially for distribution in the manner provided in Section 2.02(b).

         Section 3.03. Establishment of Reserve Account. From time to time the Trustee may withdraw from the Income Account or Capital Account such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust Fund. Such amounts so withdrawn shall be credited to a separate non-interest bearing account which shall be known as the "Reserve Account". The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it, in its sole discretion, determines that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which such amounts were withdrawn or if the Trust Fund has been terminated or shall be in the process of termination, the Trustee shall distribute to each Unitholder such holder's interest in the Reserve Account in accordance with Section 9.01.

         Section 3.04. Certain Deductions and Distributions. (a) Each month the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with
Section 3.03 and shall then:

                  (1) deduct from the Income Account or, to the extent such funds are not available in such Account, from the Capital Account, and pay to itself individually (x) the amounts that it is at the time entitled to receive pursuant to Sections 8.01 and 8.05 on account of its services theretofore performed and expenses, losses and liabilities theretofore incurred, if any and (y) the amounts, if any, that it is at the time entitled to receive under the terms of Section

         3.17 and Section 3.18 in reimbursement of amounts advanced by it pursuant to such Sections;

                  (2) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account, and pay to the Sponsor or successor Sponsor the amount that it is entitled to receive pursuant to Sections 7.02 and 8.01(f); and

                  (3) to the extent that the Trustee has been advised that costs incurred in keeping the registration of Units and the Trust on a current basis are permitted to be deducted at that time by the Securities and Exchange Commission, deduct from the Income Account, or to the extent funds are not available in such Account, from the Capital Account, an amount equal to the unpaid fees and expenses incurred in keeping the registration statement current as provided in
         Section 10.03.

         (b) Any amounts that the Trustee has paid pursuant to (3) above in excess of the amount to which the Sponsor is entitled pursuant to Section 7.02, shall be returned to the Trust by the Sponsor and distributed on the next Distribution Date to Unitholders of record on the preceding Record Date.

         (c) On each Income Account Distribution Date with respect to distributions to be made to Unitholders from the Income Account ("Income Account Distributions"), and on each Capital Account Distribution Date with respect to distribution to be made to Unitholders from the Capital Account ("Capital Account Distributions") or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unitholder of record at the close of business on the preceding Record Date at his address appearing on such Record Date on the registration books of the Trustee or by such other means as may be mutually agreed upon by the Trustee and the Unitholder, such Unitholder's pro rata share of the balance of the Income and/or Capital Accounts, as the case may be, computed as of such Record Date in the manner set forth below, provided, however, that the Trustee, if so directed with respect to Income Account Distributions and the Capital Account Distributions in a writing signed by the Sponsor on behalf of Unitholders electing the reinvestment plan offered in the Prospectus (the "Reinvestment Plan") and received by the Trustee at least ten (10) days prior to the Record Date for the first distribution to which such notice is to apply, use such distributions to purchase Units from the Sponsor, which may be Units held by the Sponsor or Additional Units created pursuant to the provisions of Section 2.02(c), for the accounts of such Unitholders under the terms and conditions set forth in the Prospectus. Only whole Units shall be purchased pursuant to this Section.

         (d) The Trustee shall on or before the third Business Day prior to each Record Date for an Income Account Distribution and/or Capital Account Distribution, as the case may be, compute (based on information available on such date) the amount of the distribution per Unit for each such Income Account Distribution and/or Capital Account Distribution (1) by deducting, as applicable, from the cash on hand in the Capital and Income Accounts as of such Record Date the total of (x) cash required for the redemption of unredeemed tendered Units, (y) the sum of the amounts to be deducted from such Accounts on or before such Distribution Date pursuant to the foregoing provisions of this Section 3.04 and (z) the Trustee's estimate of other expenses properly chargeable to the Income Account and/or Capital Account pursuant to the Indenture which have accrued, as of such Record Date, or are otherwise properly attributable to the period to which such Income Account

Distribution or Capital Account Distribution relates and (2) dividing the amount so obtained by the number of Units outstanding on such Record Date.

         (e) No distribution need be made from the Capital Account if the balance therein is less than an amount set forth in the Trust Indenture.

         (f) The amount to be so distributed to each Unitholder shall be that pro rata share of the cash balance of the Income Account or Capital Account, as the case may be, computed as set forth herein, as shall be represented by the number of Units held of record by such Unitholder. In making the computation of such holder's pro rata share of the balance of the Income Account and Capital Account, fractions of less than one cent shall be omitted.

         (g) In the event a Unitholder of a particular series of any Trust Fund is also a Unitholder of one or more other series of a trust for which the Trustee is the trustee and for which the Sponsor is the sole depositor, and such Unitholder has not elected to participate in the Reinvestment Plan, then the Trustee shall consolidate in one check the distribution required to be made to such Unitholder hereunder with all other distributions required to be made on such Distribution Date to such Unitholder pursuant to the indenture governing such other series; provided that an appropriate statement of distribution be furnished therewith as required by the applicable Trust Indenture.

         Section 3.05. Statements and Reports. (a) With each distribution from the Income or Capital Accounts the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in a separate statement to each Unitholder, the amount being distributed from each such Account expressed as a dollar amount per Unit, and the number of such Units in the Unitholder's account maintained by the Trustee.

         (b) Within sixty (60) days following the last day of each calendar year commencing with the calendar year stated in the applicable Trust Indenture and corresponding Prospectus, or within sixty (60) days of termination of the Trust, if earlier, the Trustee shall furnish to each person who was a Unitholder at any time during such calendar year, a statement setting forth, with respect to such calendar year:

         (1)      as to the Income Account:

                  (x) the amount of Income received in respect of the Securities or on the sale pursuant to Section 3.06 of any rights to purchase securities;

                  (y) the deductions for fees and expenses of the Trustee and the Sponsor pursuant to Section 3.04, if any, and deductions, if any, for payments to the Reserve Account;

                  (z) the amounts reserved for purchases of Contract
                  Securities;

                  (xx) the balance remaining after such distributions, deductions and reservations, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last day of such calendar year; and

                  (yy) the amounts paid for redemptions pursuant to Section
                  5.02.

         (2)      as to the Capital Account:

                  (x) the net proceeds received (excluding any portion thereof credited to the Income Account) from the sale or liquidation of any of the Securities or the sale pursuant to Section 3.06 of any rights to purchase securities;

                  (y) the deductions for payment of fees and expenses of the Trustee and the Sponsor pursuant to Section 3.04, if any, and deductions, if any, for payments to the Reserve Account;

                  (z) the amounts reserved for purchases of Contract
                  Securities;

                  (zz) the balance remaining after such distributions, deductions and reservations expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last day of such calendar year; and

                  (yy) the amounts paid for redemptions pursuant to Section
                  5.02.

         (3)      the following information:

                  (x) a list of the Securities disposed of or acquired during such calendar year, and a list of the Securities as of the last day of such calendar year showing which Securities constitute Restricted Securities;

                  (y) the number of Units outstanding on the last day of such calendar year;

                  (z) the Unit Value based on the last Trust Fund Evaluation made during such calendar year; and

                  (xx) the amounts actually distributed to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions.

         (c) If so provided in the Trust Indenture, in lieu of an annual statement, the Trustee shall, within a reasonable time following the termination of the Trust, provide to each person who was a Unitholder during the term of the Trust a statement containing the information specified above covering the period of the Trust term. Notwithstanding the foregoing, when directed by the Sponsor, no annual statement need be furnished with respect to a calendar year ending (1) within six months of the Initial Date of Deposit during which the Trust has not made any distributions pursuant to Section 3.04 or (z) not more than two months prior to the designated termination date of the Trust, and the information for such calendar year may, instead, be included in the next annual statement or statement following termination otherwise required pursuant to this Section 3.05.

         Section 3.06. Sale of Securities and of Certain Rights. (a) The Sponsor by written notice may direct the Trustee to sell or, under the circumstances described in subparagraph (7), tender for cash, Securities at such price and time and in such manner as shall be deemed appropriate by the Sponsor if the Sponsor shall have determined that any one or more of the following conditions exist:

                  (1) that there has been a failure to declare or pay anticipated dividends or interest;

                  (2) that any materially adverse action or proceeding has been instituted at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or interest on any such Securities or that there exists any other materially adverse legal question or impediment affecting such Securities or the declaration or payment of dividends or interest on the same;

                  (3) that there has occurred any breach of covenant or warranty in any trust indenture or other document relating to the issuer or obligor or guarantor which might materially and adversely affect either immediately or contingently the declaration or payment of dividends or interest on such Securities;

                  (4) that there has been a default in the payment of the principal or par or stated value of premium, if any, or income on any other outstanding securities of the issuer or the guarantor of such securities which might materially and adversely, either immediately or contingently, affect the declaration or payment of dividends or interest on the Securities;

                  (5) that a decline in price has occurred or such materially adverse market or credit factors have occurred, that in the opinion of the Sponsor the retention of such Securities would not be in the best interests of the Unitholders;

                  (6) that the sale of such Securities is desirable in order to maintain the qualification of the Trust Fund as a "Regulated Investment Company" in the case of a trust which has elected to qualify as such;

                  (7) that a public tender offer has been made for a Security, or a merger or acquisition has been announced affecting a Security, that in the opinion of the Sponsor, the sale or tender of such Security is in the best interest of the Unitholders;

                  (8) that there has been a decrease in the Sponsor's internal rating of the Security; or

                  (9) that there has been a happening of events which, in the opinion of the Sponsor, negatively affects the economic fundamentals of the issuer of the Security or the industry of which it is a part.

         (b) Upon receipt of such direction from the Sponsor with respect to any Securities, or with respect to any options, warrants or other rights to purchase securities distributed to the Trust in respect of Securities, the Trustee shall proceed to sell the specified Securities or any such rights. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Sponsor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Securities under this
Section 3.06 except to the extent otherwise required by Section 3.09. The Sponsor shall not be liable for errors of judgment in directing or failing to direct the Trustee pursuant to this Section 3.06. This provision, however, shall not protect the Trustee or Sponsor against any liability for which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties hereunder.

         (c) As requested by the Trustee, the Sponsor shall instruct the Trustee, upon which instruction the Trustee is authorized to rely, as to the manner in which any sale of Restricted Securities is to be made and in connection with any such sale shall furnish the Trustee with any documents necessary for the transfer of such Restricted Securities or for compliance with transfer restrictions, if any, on such Restricted Securities. In the event the sale of any Restricted Securities held by the Trust is to be registered under the Securities Act, the Sponsor shall prepare, and, if required, submit to the Trustee for review and signature, any documentation required for such registration.


         Section 3.07. Tender Offers, Reorganizations and Similar Events; Stock Dividends.

         (a) In the event the Trustee is notified of any vote to be taken or proposed to be taken by holders of the Securities held by the Trust Fund in connection with any proposed merger, reorganization, spin-off, split-off or split-up by the issuer of Securities held in the Trust Fund, the Trustee shall:

                  (1) in the case of a Trust Fund which has elected to qualify as a Regulated Investment Company, take such action with respect thereto as the Sponsor shall direct; or

                  (2) in the case of a Trust Fund which is organized as a "grantor trust" for purposes of Federal income taxation, use its best efforts to vote the Securities as closely as practicable in the same manner and in the same general proportion as the Securities held by owners other than the Trust Fund are voted.

         (b) In the event that an offer shall be made by any person to exchange stock or securities for any Securities (including but not limited to a tender offer), the Trustee shall:

                  (1) in the case of a Trust Fund which has elected to qualify as a Regulated Investment Company, take such action with respect thereto as the Sponsor shall direct; or

                  (2) in the case of a Trust Fund which is organized as a "grantor trust" for purposes of Federal income taxation, reject such offer.

         (c) If stock or other securities are received by the Trustee, with or without cash, as a result of any merger, reorganization, tender offer, spin-off, split-off, or split-up by the issuer of Securities held in the Trust Fund or in exchange for Securities (including any stock or securities received notwithstanding the Trustee's rejection of an offer or received without an initial offer), the Trustee, at the direction of the Sponsor, may retain or sell such stock or securities in the Trust Fund. Any stock or securities so retained shall be subject to the terms and conditions of the Indenture to the same extent as the Securities originally deposited hereunder. The Trustee shall give notice to the Unitholders of the retention of stock or securities acquired in exchange for Securities within five Business Days after such acquisition.

         (d) Additional shares of Securities received as a distribution on Securities (other than shares received in a non-taxable distribution which shall be retained by the Trust Fund) shall be sold and the proceeds credited to the Income Account.

         Section 3.08. Counsel. The Sponsor may employ from time to time counsel to act on behalf of the Trust Fund and perform any legal services in connection with the Securities, including advice as to whether any Securities constitute Restricted Securities and any legal matters relating to the possible disposition or acquisition of any Securities pursuant to any provision hereof. The fees and expenses of such counsel shall be paid by the Trustee as provided in Section 3.04(a)(1) hereof.

         Section 3.09. Notice and Sale by Trustee. If at any time the issuer of any Security fails to pay an anticipated dividend or interest payment, the Trustee shall notify the Sponsor thereof. If within thirty (30) calendar days after such notification the Sponsor has not given any instruction in writing to sell or to hold or has not taken any action in connection with such Securities, the Trustee shall sell such Securities forthwith, and neither the Trustee nor the Sponsor shall be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

         Section 3.10. Action by Trustee Regarding Securities and Voting. Except as otherwise provided for in Section 3.07, in the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by the holders of the Securities, the Trustee shall promptly notify the Sponsor and shall thereupon take such action or refrain from taking any action as the Sponsor shall in writing direct; provided, however, that if the Sponsor shall not within five (5) Business Days of the giving of such notice to the Sponsor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action, or refrain from taking any action, as it, in its sole discretion, shall deem advisable. Neither the Sponsor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.10.

         Section 3.11. Trustee Not to Adjust Accounts. Nothing in the Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Income Account and the Capital Account by reason of any premium or discount in respect of any of the Securities.

         Section 3.12. Notice of Change in Capital Account. The Trustee shall give prompt written notice to the Sponsor of all amounts credited to or withdrawn from the Capital Account pursuant to any of the provisions of this
Article III and the balance in such Account after giving effect to the credit or withdrawal.

         Section 3.13. Election to Qualify as Regulated Investment Company; Diversification Tests; Continued Qualification. (a) If the applicable Trust Indenture for a Trust indicates that such Trust intends to elect to be treated and to qualify as a Regulated Investment Company, the Trustee is directed to make such elections, including any appropriate election to be taxed as a corporation, as shall be necessary to effect such qualification.

         (b) In the case of a Trust which has elected to qualify as a Regulated Investment Company, the Trustee shall determine, or cause to be determined, whether or not the Trust is in compliance with the investment diversification requirements of Subchapter M of the Code, and the rules and regulations promulgated thereunder ("Diversification Requirements"). On each calendar date necessary to ensure qualification with the Diversification Requirements ("Diversification Test Date"), the Trustee shall send, or cause to be sent, a written report to the Sponsor stating whether or not the Trust meets all current Diversification Requirements on such Diversification Test Date. In the event the written report indicates that the Trust does not meet all such Diversification Requirements, as of such Diversification Test Date, the Sponsor shall instruct the Trustee to sell all or any portion of an issue of Securities or to take any other action necessary to cause the Trust to comply with the Diversification Requirements.

         (c) In order to ensure the continued qualification as a Regulated Investment Company of a Trust which has elected to so qualify, the Trustee shall cause a review of such Trust to be performed at least annually to determine whether such Trust is meeting the gross income requirements and other requirements set forth in Subchapter M of the Code. The Sponsor shall direct the Trustee to sell

Securities pursuant to Section 3.06 in an amount deemed necessary by the Sponsor, or to take any other necessary action, to maintain the status of the Trust as a Regulated Investment Company.

         (d) In performing the duties set forth in this Section 3.13, the Trustee may seek the advice of the independent certified public accountants designated by the Sponsor pursuant to Section 8.01 hereof and may rely upon the advice of such accountants.

         Section 3.14. Investment Restrictions. (a) The Sponsor hereby agrees that it will not deposit Securities in any series of the Trust, if such deposit would cause the Trust (including any prior series of the Trust) to be the holder of 5% or more of the outstanding voting securities of any one issuer of Securities of, or otherwise cause the Trust to be deemed an "affiliate" of, a public utility company, as defined in the Public Utility Holding Company Act of 1935 (the "1935 Act") or in any way cause the Trust to be in violation of the 1935 Act.

         (b) The Sponsor hereby agrees that it will not deposit Securities in any series of the Trust, if such deposit would cause the Trust (including any prior series of the Trust), or the Sponsor itself, to be deemed to have acquired a beneficial ownership in excess of 9.9% of any class of any Security registered under Section 12 of the Securities Exchange Act, or otherwise cause the Trust or the Sponsor to be subject to the reporting requirements of Section 16(a) of the Securities Exchange Act, or any of the rules and regulations promulgated thereunder.

         Section 3.15. Replacement Securities; Reinvestment of Cash Proceeds.
(a) If any contract in respect of a Contract Security (other than a contract to purchase a Replacement Security), shall have failed due to any occurrence, act or event beyond the control of the Sponsor or the Trustee, the Sponsor shall declare such Contract Security a Failed Security and shall notify the Trustee of its inability to deliver the Failed Security (such notice being herein called the "Failed Contract Notice"). Within twenty (20) days of delivery of the Failed Contract Notice (the "Purchase Period"), the Sponsor shall, if possible, purchase, or enter into a contract to purchase, a security to be held as a Security hereunder (the "Replacement Security") as part of the Trust Fund in replacement of the Failed Security, subject to the satisfaction of all of the following conditions:

                  (1) Each Replacement Security shall be an equity security and shall, in the opinion of the Sponsor, be of the same general quality as the Security originally deposited;

                  (2) The purchase price of each Replacement Security shall not exceed the amount of funds reserved for the purchase of the Failed Security;

                  (3) The Sponsor shall furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the Replacement Security purchased or to be purchased that shall (i) identify the Replacement Securities, (ii) state that the contract to purchase, if any, entered into by the Sponsor is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses
         (1) and (2) have been satisfied with respect to the Replacement Securities.

                 (4) If the applicable Trust Indenture for a Trust indicates that it is organized as a "grantor trust" for purposes of the Code,
         (i) no deposit of Replacement Securities shall be made unless the Failed Security shall have been declared to have failed within ninety
         (90) days following the Initial Date of Deposit, and (ii) Supplemental Deposits which are made to replace Failed Securities may be Replacement Securities only if such Supplemental Deposits occur within twenty (20) days of the declaration of a Failed Security.

                  (5) Whenever a Replacement Security is acquired by the Sponsor pursuant to the provisions of this subparagraph (a), the Trustee shall, within five (5) days thereafter, mail to all Unitholders a notice of such acquisition, including an identification of the Failed Security and the Replacement Security acquired. The purchase price of a Replacement Security shall be paid out of the funds in the Capital Account attributable to the Failed Security which it replaces.

         (b) If the applicable Trust Indenture for a Trust indicates that such Trust intends to elect to be treated and to qualify as a Regulated Investment Company, the Sponsor may in writing from time to time direct the Trustee to purchase securities to be held as Securities hereunder with funds held in the Capital Account, provided, however, that the Sponsor shall provide such direction not later than three Business Days prior to the Record Date for the subsequent Distribution Date on which such funds would be distributed. Each such purchase shall be subject to the following conditions and such other conditions as may be specified in the Trust Indenture applicable to such Trust. To be eligible for purchase, the securities must:

         (1) have the same general characteristics as the Securities described in the Prospectus;

         (2) not constitute Restricted Securities or be purchased on a when, as and if issued basis;

         (3) have characteristics necessary for the Trust to comply with requirements for the maintenance of Regulated Investment Company status, including the Diversification Requirements; and


         (4) have a purchase price which does not exceed the balance in the Capital Account at the time of the purchase resulting from the proceeds of any sale of Securities pursuant to
                  Section 3.06, 3.07 or 3.09 or from the proceeds of any sale of Securities pursuant to Section 5.02 to the extent such proceeds are not necessary for redemption, provided, however, that proceeds of Securities sold for redemption may be reinvested only in an amount each year not to exceed 10% of the aggregate value of the assets of the Trust at the beginning of such year.

         (c) If (1) the applicable Trust Indenture for a Trust indicates that such Trust intends to elect to be treated and to qualify as a Regulated Investment Company, and (2) to the extent that the Sponsor, on behalf of the Trust, receives a favorable response to its no-action letter request submitted to the Commission with respect to reinvesting cash proceeds received by the Trust, the Trustee shall, upon receipt of instructions from the Sponsor, reinvest such cash proceeds in additional Securities held in the Trust Fund at such time ("Reinvestment Securities"), subject to the following conditions: (x) such reinvestment shall be made so that each deposit of additional Securities shall be made so as to match as closely as practicable the Percentage Ratios, and (y) such reinvestment shall be made in accordance with the parameters set forth in the no-action letter response. If the Sponsor and the Trustee determine that it shall be necessary to amend the Indenture to comply with the parameters set forth in the no-action letter response, such documents may be so amended without the consent of Unitholders.

         (d) The Trustee shall have no duty or responsibility with respect to selecting Securities and their selection by the Sponsor shall be deemed to be the Sponsor's certification that such Securities comply with the provisions of this Section 3.15. The Trustee shall not be liable or responsible for depreciation or loss incurred by reason of any purchase made pursuant to any instruction from the Sponsor and in the absence of such instruction the Trustee shall have no duty to purchase any Securities. The Sponsor shall not be liable for any failure to instruct the Trustee to purchase any security or for errors of judgment in selecting any security.

         (e) If Securities in a Trust are to be sold pursuant to Sections 3.06,
3.07 or 3.09, the proceeds of such sale, or moneys received as a distribution of capital as the result of any corporate or other business action of the issuer of a Security in the Trust, may be reinvested, upon the instruction of the Sponsor, (1) in additional Securities held at such time in the Trust Fund on a pro rata basis in the manner set forth in, and to the extent permitted by, this Section 3.15, or (2) if not so permitted by this Section 3.15, if (x) at the time there is no legal or regulatory impediment and (y) in the opinion of the Sponsor it is in the best interests of the Unitholders to do so, in U.S. Treasury Obligations which mature on or prior to the next scheduled Distribution Date (the "Short- term Treasury Obligations"). Any Short-term Treasury Obligations purchased pursuant to this Section 3.15 shall be deposited into the applicable Trust and shall be subject to the terms of such Trust Indenture to the same extent as any Security deposited into such Trust on the Initial Date of Deposit and the terms "Trust", "Trust Fund" and "Securities" shall thereafter be defined as including such Short-term Treasury Obligations provided, however, that, with respect to any Trust other than a Trust which has qualified, or is anticipated to qualify, as a Regulated Investment Company, the Trustee shall not have the power to sell, transfer or otherwise dispose of any such Short-term Treasury Obligation prior to the maturity thereof. Brokerage commissions with respect to the purchase of Short-term Treasury Obligations, if any, shall be an expense borne by the Trust. The Trustee shall have no liability for loss or damage resulting from any reinvestment made pursuant to the Sponsor's direction and in the absence of such direction shall not reinvest monies credited to the Capital Account.

         Section 3.16. Special Provisions for Grantor Trusts. If the applicable Trust Indenture for a Trust indicates that it is organized as a "grantor trust" for purposes of the Code, nothing in these Standard Terms or the applicable Trust Indenture, or otherwise, shall be construed to give the Trustee the power to vary the investment of the Unitholders within the meaning of U.S. Treasury

Regulation Section 301.7701-4(c) or any similar or successor provisions of U.S. Treasury Regulations, nor shall the Sponsor give the Trustee any direction that would vary the investment of the Unitholders.

         Section 3.17. Certain Advances. If specified in a Trust Indenture, the Trustee shall advance out of its own funds and cause to be deposited in and credited to the Income Account, any amount necessary to permit payment of the Income Distribution required to be made by the Trustee on each Income Distribution Date; provided however that the Trustee shall be entitled to be reimbursed without interest out of the Trust Fund for any and all amounts so advanced by it pursuant to this Section 3.17 on the first date following the date of such advance or which such amounts may be reimbursed to the Trustee without reducing the amount in the Income Account to an amount less than that required to make the Income Distribution specified in Section 3.04.

         Section 3.18. Deferred Sales Charge. (a) If the Prospectus and the Trust Indenture for a Trust specify a Deferred Sales Charge, such Deferred Sales Charge shall accrue on the books of the Trust at such times as shall be specified in the Prospectus and shall be paid to the Sponsor either on or after the date of such accrual as shall be determined by the Sponsor, by withdrawing from the Income Account or the Capital Account, as the Prospectus may specify, an amount per Unit specified in the Prospectus and the Trust Indenture (the "Deferred Sales Obligation") and crediting such Deferred Sales Obligation to a special, non-Trust account maintained for the benefit of the Sponsor by the Trustee; provided, that if the balances in the Income Account or the Capital Account are insufficient to make any such withdrawal, the Trustee shall, as directed by the Sponsor, to the extent of any such insufficiency, either (x) advance funds and be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or the Capital Account or (y) sell for the account of the Sponsor, Securities selected by the Sponsor, and distribute sale proceeds to the Sponsor to the extent of the Initial Costs, provided that any amount of sale proceeds in excess of such amount shall be deposited in the Capital Account.

         (b) If the Prospectus and the Trust Indenture provide for the payment of a contingent deferred sales charge or the unpaid balance of any Deferred Sales Charge upon a Unitholder's redemption of Units, the Trustee shall, on the Redemption Date, withhold from the Redemption Price payable to such Unitholder an amount equal to the contingent deferred sales charge or the unpaid portion of the Deferred Sales Charge, as the case may be, and distribute such amount to such special Sponsor's account.

         (c) The Sponsor may at any time instruct the Trustee in writing to distribute to the Sponsor cash or Securities previously credited to the special Sponsor's account.

                                   ARTICLE IV

                            Valuation of Securities

         Section 4.01. Valuation of Securities. (a) The Trustee shall determine separately and promptly furnish to the Sponsor upon request, the value of each issue of Securities as of the Valuation Time on the days on which the Trust Fund Evaluation is required pursuant to Section 5.01. The Securities which are equity securities or securities convertible into equity securities shall be valued as follows: (1) if the Securities are listed on one or more national exchanges, or are traded on the Nasdaq National Market System or foreign securities exchanges, the valuation shall be determined on the basis of the last reported sale price on such exchange or system on that day on the exchange or system which is the principal market therefor (deemed to be the New York Stock Exchange if the Securities are listed thereon) (unless the Trustee deems such price inappropriate as a basis for valuation); (2) if there is no sale price on such exchange or system, at the mean between the closing bid and asked prices on such exchange or system (unless the Trustee deems such price inappropriate as a basis for valuation); (3) if the Securities are not so listed or traded, or if so listed or traded and the principal market therefor is other than on such exchange or system, the valuation shall be based on the closing sale price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for valuation); or (4) if no such closing sale prices are available (a) on the basis of current bid prices for the Securities, (b) if bid prices are not available for any Securities, on the basis of current bid prices for comparable securities, (c) by the Trustee's appraisal of the value of the Securities in good faith, on the bid side of the market or (d) by any combination of the above.

         (b) With respect to any Security not listed on a national exchange or traded on the Nasdaq National Market System, the Sponsor and the Trustee shall, from time to time, designate one or more evaluation services or other sources of information on which the Trustee shall be authorized to rely in evaluating such Security, and the Trustee shall have no liability for any errors contained in the information so received. The cost thereof shall be an expense reimbursable to the Trustee from the Income and Capital Accounts pursuant to
Section 8.05.

         (c) Except as may be provided in the Trust Indenture, all Securities which are not equity Securities or Securities convertible into equity Securities shall be valued as follows: during the initial offering period, on the basis of offering prices; thereafter, for purposes of determining the Trust Fund Evaluations required by Section 5.01, on the basis of bid prices. The aggregate offering and bid prices of the Securities are the prices obtained from investment dealers or brokers (which may include the Sponsor) who customarily deal in such Securities; or if there is no market for the Securities and bid or offering prices are not available, on the basis of current bid or offering prices for comparable securities; or by appraisal; or by any combination of the above.

         (d) In the event that the Trust holds Restricted Securities, such Restricted Securities will be valued by an evaluation service pursuant to paragraph (b) above. In making valuations, opinions of counsel may be relied upon as to whether or not any Securities are Restricted Securities.

         (e) For each valuation, the Trustee shall also determine and furnish to the Sponsor the aggregate of (1) the value of all Securities on the basis of such valuation and (2) the amount of cash on hand in the Trust Fund computed in accordance with Section 5.01.

         Section 4.02. Liability of the Trustee. The Sponsor and the Unitholders may rely on any valuation furnished by the Trustee and shall have no responsibility for the accuracy thereof. The determinations made by the Trustee hereunder shall be made in good faith upon the basis of information reasonably available to it. The Trustee shall be under no liability to the Sponsor or the Unitholders for errors in judgment; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

                                   ARTICLE V

                             Trust Fund Evaluation
                                      and
                              Redemption of Units

         Section 5.01. Trust Fund Evaluation. (a) As of the Valuation Time (1) on each June 30 and December 31 (or the last Business Day prior thereto), (2) on each Business Day so long as the Sponsor is maintaining a secondary market in Units, (3) on any Business Day as of the Valuation Time next following the tender of any Unit for redemption, (4) on any other Business Day desired by the Sponsor or Trustee, the Trustee shall:

         (x) Add

                  (i) cash on hand in the Trust Fund, including dividends receivable on Securities trading ex-dividend and accrued but unpaid interest on the Securities on the date of such computation, other than cash declared held especially for the purchase of Contract Securities or cash held in the Reserve Account;

                  (ii) the aggregate value of each issue of the Securities in the Trust Fund, including Contract Securities; and

                  (iii) accounts receivable for Securities sold; and

                  (iv) any other assets of the Trust Fund; and

         (y)  Deduct

                  (i) amounts representing any applicable taxes or governmental charges payable out of the Trust Fund and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account;

                  (ii) amounts representing estimated accrued fees and expenses of the Trust Fund including but not limited to unpaid fees and expenses of the Trustee (including legal and auditing expenses) and the Sponsor pursuant to Section 3.04 and advances made pursuant to Sections 3.17 and 3.18;

                  (iii) cash allocated as of a date prior to the evaluation then being made for distribution and in accordance with the provisions of

                  Section 10.02, the amounts allocated to the Sponsor for reimbursement of Initial Costs; and

                  (iv) any accrued Deferred Sales Charge installments not yet paid to the Sponsor; and

                  (v) accounts payable for Units tendered for redemption and any other liabilities of the Trust Fund not included in (i),
                  (ii), (iii) and (iv) above.

         (z) The resulting amount is herein called a "Trust Fund Evaluation".

         (b) For each day on which the Trustee shall make a Trust Fund Evaluation it shall also determine the "Unit Value" for such day. Such "Unit Value" shall be determined by dividing such Trust Fund Evaluation by the number of Units outstanding on such day, treating Units as no longer outstanding which have been tendered for redemption and for which a liability has been established pursuant to (a)(y) (v) above.

         Section 5.02. Redemption of Units. (a) Any Unit tendered by a Unitholder (for purposes of this Section 5.02, a written instrument evidencing such transfer, delivered to the Trustee and in form satisfactory to the Trustee, shall constitute tender with respect to Units owned by Unitholders and not represented by a Certificate) or his duly authorized attorney for redemption to the Trustee at its unit investment trust office shall be redeemed and canceled by the Trustee. Units tendered in good order and received by the Trustee prior to the Valuation Time on any Business Day shall be deemed tendered on such Business Day (the "Tender Date") and the Tender Date for Units tendered in good order and received by the Trustee after the Valuation Time on any Business Day shall be the next following Business Day. Such Units shall be redeemed on or prior to the seventh calendar day following the Tender Date provided that if such seventh calendar day is not a Business Day, then such Unit shall be redeemed on the first Business Day prior thereto (such seventh calendar day or first Business Day prior thereto being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash or check equal to the Unit Value next determined after the receipt of a redemption request in good order (based on the Trust Fund Evaluation made in accordance with Section 5.01) multiplied by the number of Units being redeemed (herein called the "Redemption Value"). The portion of the Redemption Value which represents income shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption including accrued or declared but unpaid Income, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such Securities in accordance with subparagraph (b) below.

                  (b) Whenever Securities are to be sold to meet redemptions under this Section 5.02 or to pay Trust Fund expenses as provided in Section 8.05, or to pay Initial Costs as provided in Section 10.02, the Sponsor shall instruct the Trustee with respect to the Securities to be sold, so as to maintain, as closely as practicable, the proportionate relationship between the number of shares of each Security in the Trust as it exists on the date such Securities are sold, or if the Sponsor fails to so instruct the Trustee, then the Trustee shall sell Securities so as to maintain, as closely as practicable, the proportionate relationship between the number of shares of each Security in the Trust as it exists on the date such Securities are sold, or if not practicable, the Trustee may sell Securities in the manner in which the Trustee, in its sole discretion, deems advisable.

                  (1) The net proceeds of any sales of Securities representing accrued income shall be credited to the Income Account and the proceeds of such sales representing principal or gains shall be credited to the Capital Account and shall be disbursed from such accounts the extent necessary to pay the Redemption Value, or Trust Fund expenses or Initial Costs, as the case may be.

                  (2) In the case of a Trust holding Restricted Securities, the Sponsor shall instruct the Trustee to sell Securities in such a manner as shall not result in Restricted Securities constituting more than 50% in value of the Securities remaining in the Trust Fund upon the completion of such sale, or result in the Trust Fund ceasing to be qualified as a Regulated Investment Company under the Code, if applicable, provided, however, that the Sponsor shall use its best efforts to ensure that such sale shall not result in Restricted Securities constituting more than 40% in value of the Securities remaining in the Trust Fund upon completion of such sale, it being understood that sales of unrestricted Securities may be made if the Sponsor's best efforts are unsuccessful with regard to the timely sale of Restricted Securities at prices it deems reasonable if as a result of such sales, more than 50% in value of the Trust Fund does not consist of Restricted Securities.

         (c) In the event a Unitholder shall tender for redemption Units with a Redemption Value in excess of the dollar amount specified in the Trust Indenture as the "In-Kind Distribution Amount", the Trustee shall notify the Sponsor. If so provided in the applicable Trust Indenture, either the Unitholder may request, or the Sponsor may direct, that the Unitholder receive, in lieu of cash, such Unitholder's pro rata share of each Security then held by the Trust Fund (exclusive of any Restricted Security the restrictions on which prevent transfer to the redeeming Unitholder), to the extent of whole shares, and cash from the Capital Account equal to the value of the fractional shares (and shares of any non-transferable Restricted Security, as discussed above), and the Cash Component to which such tendering Unitholder is entitled, such distribution being herein referred to as an "In- Kind Distribution". An In-Kind Distribution will be made by the Trustee only by distribution of Securities to the account of the Unitholder's bank or broker-dealer at The Depository Trust Company and upon receipt of proper delivery instructions from the Unitholder. The Trustee shall have no liability for any loss or depreciation resulting from following such instructions or from experiencing a delay in receipt of such instructions. If funds in the Capital Account are insufficient for the required cash distribution to the tendering Unitholder, the Trustee shall sell Securities as provided above.

         (d) The Trustee may in its discretion, and shall when so directed by the Sponsor in writing, suspend the right of redemption or postpone the date of payment of the Redemption Price for more than seven calendar days following a Tender Date (1) for any period during which the New York Stock Exchange, Inc. is closed other than customary weekend and holiday closings; (2) for any period during which (as determined by the Commission by rule, regulation or order) (x) trading on the New York Stock Exchange, Inc. is restricted or (y) an emergency exists as a result of whichdisposal by the Trust Fund of the Securities is not reasonably practicable or it is not reasonably practicable to fairly determine in accordance herewith the value of the Securities for the purposes of any Trust Fund Evaluation; or
(3) for such other periods as the Commission may by order permit.

         (e) Not later than the close of business on the Tender Date of a Unit tendered for redemption by a Unitholder other than the Sponsor, the Trustee shall notify the Sponsor of such tender. The Sponsor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second Business Day after the Tender Date. Such purchase shall be made by payment for such Unit by the Sponsor to the Unitholder not later than the close of business on the Redemption Date of an amount not less than the Redemption Value which would otherwise be payable by the Trustee to such Unitholder. So long as the Sponsor is maintaining a bid in the secondary market for the Units, the Sponsor will so repurchase any Unit tendered to the Trustee for redemption.

         (f) Neither the Sponsor nor the Trustee shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

         (g) Notwithstanding the foregoing provisions of this Section 5.02, in the event that the Sponsor does not elect to purchase any Unit tendered to the Trustee for redemption, or in the event that a Unit is being tendered by the Sponsor for redemption, the Trustee is hereby irrevocably authorized in its discretion, but shall have no obligation, in lieu of redeeming Units tendered for redemption, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to the Unitholders proceeds in an amount, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value which such Unitholders would otherwise be entitled to receive on redemption pursuant to this Section 5.02. The Trustee shall pay to the Unitholders the net proceeds of any such sale on or before the Redemption Date.

         (h) Securities transactions of the Trust Fund will be placed by the Trustee with brokers or dealers in accordance with instructions received from the Sponsor, which may include the Sponsor and its affiliates, or, if no such instructions are given, with brokers or dealers chosen by the Trustee in its sole discretion.

         (i) In the event that funds are withdrawn from the Capital Account or Securities are sold for payment of any portion of the Redemption Value representing accrued or declared but unpaid Income, the Capital Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

         Section 5.03. Exchange and Rollover of Units into a New Series. (a) If the Sponsor shall offer a subsequent series of the ABCs Trust or of any other Equity Trust which has been designated in the relevant Trust Indenture and Prospectus as an "Exchange Series" (the "New Series"), the Trustee shall, at the Sponsor's sole cost and expense, send a written notice containing a form of election to Unitholders informing such Unitholders, if their redemption distribution would be in an amount sufficient to purchase at least one Unit of the New Series, that they may elect to have their Units(s) redeemed on the Special Redemption Date and receive an In-Kind Distribution in respect thereof, that the Securities included in such In-Kind Distribution would be sold, and the cash proceeds received from the sale of such Securities would be applied by the Distribution Agent to purchase Units of a New Series, all as hereinafter provided. The Trustee shall honor properly completed election forms returned to the Trustee, accompanied by any Certificate evidencing Units tendered for redemption or a properly completed redemption request with respect to uncertificated Units, by 12 noon on the Exchange Notification Date.

         (b) All Units so tendered by a Unitholder (an "Exchange Unitholder") shall be redeemed and canceled on the Special Redemption Date. Subject to payment by such Exchange Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be an In- Kind Distribution made pursuant to Section 5.02 by distribution of cash and/or Securities to the Distribution Agent on the Special Redemption Date of the net asset value (determined on the basis of the Trust Fund Evaluation as of the Special Redemption Date in accordance with Section 4.01) multiplied by the number of Units being redeemed (herein called the "Exchange Distribution"). Any Securities that are made part of the Exchange Distribution shall be valued for purposes of the redemption distribution as of the Special Redemption Date.

         (c) All Securities included in an Exchange Unitholder's Exchange Distribution shall be sold by the Distribution Agent during the Special Liquidation Period specified in the relevant Trust Indenture and the Prospectus pursuant to the Sponsor's direction, and the Distribution Agent shall employ the Sponsor or the Sponsor's designee as broker in connection with such sales. For such brokerage services, the Sponsor or the Sponsor's designee shall be entitled to compensation at its customary rates, provided however, that its compensation shall not exceed the amount authorized by applicable securities laws and regulations. Any brokerage costs or charges incurred in the sale of such Securities will be borne by the Exchange Unitholders. The Sponsor shall direct that sales be made in accordance with the guidelines set forth in the Prospectus under the heading "Exchange Option." Should the Sponsor fail to provide direction, the Distribution Agent shall sell the Securities on a pro rata basis. The Distribution Agent shall have no responsibility for any loss or depreciation incurred by reason of any sale made pursuant to this Section.

         (d) Upon each trade date for sales of Securities included in the Exchange Unitholder's Exchange Distribution, the Distribution Agent shall, as agent for such Exchange Unitholder, deliver the proceeds to the Sponsor in exchange for Units of a New Series (if any), for the account of such Exchange Unitholder at the Sponsor's public offering price for such Units on such day, and at such sales charge as shall be described in the prospectus for such New Series. Any cash balance remaining after such purchase shall be distributed within a reasonable time to the Exchange Unitholder by check mailed to the address of such Unitholder on the registration books of the Trustee. Units of a New Series will be uncertificated unless and until the Exchange Unitholder requests a certificate and Trust Indenture for such New Series provides for the issuance of Units in certificated form. Any cash held by the Distribution Agent shall be held in a non-interest bearing account which will be of benefit to the Distribution Agent in accordance with normal banking procedures. Neither the Trustee nor the Distribution Agent shall have any responsibility or liability for loss or depreciation resulting from any reinvestment made in accordance with this paragraph, orfor any failure to make such reinvestment in the event the Sponsor does not make Units available for purchase.

         (e) Notwithstanding the foregoing, the Sponsor may, in its discretion at any time, decide not to offer New Series in the future, and if so, this
Section 5.03 concerning the Exchange of Units shall be inoperative.

         (f) The Distribution Agent shall receive no fees for performing its duties hereunder. The Distribution Agent shall, however, be entitled to receive indemnification and reimbursement from the Trust for any and all expenses and disbursements to the same extent as the Trustee is permitted reimbursement hereunder.

         (g) Anything in this Section 5.03 to the contrary notwithstanding, the Distribution Agent may, instead of selling Securities, sell or otherwise distribute Securities to the New Series in accordance with, and subject to, the provisions of, and conditions set forth in, any exemption order received by the Sponsor from the Commission relating to the Exchange Option.

                                   ARTICLE VI

                 Transfer, Interchange or Replacement of Units

                  Section 6.01. Transfer and Interchange of Units. (a) A Unit may be transferred by the registered holder thereof by presentation of transfer instructions, and surrender of the Certificate evidencing such Unit, if any, at the unit investment trust office of the Trustee, properly endorsed in a manner satisfactory to the Trustee or accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered Unitholder or his authorized attorney. Such transfer shall thereupon be made on the records of the Trustee and, if appropriate, a new registered Certificate or Certificates for the same number of Units of the same Trust Fund shall be issued in exchange and substitution therefor. The Certificates issued pursuant to the Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Unitholder and deemed appropriate by the Trustee. The Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder, and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Unit shall be so registered. The transfer books maintained by the Trustee for the purposes of this Section 6.01 shall be closed in connection with the termination of the Trust Fund pursuant to Article IX hereof.

         (b) A sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid to the Trustee. A Certificateholder may be required to pay $2.00 (or such other amount as may be specified by the Trustee and approved by the Sponsor) for each new Certificate issued on any such transfer or interchange.

         (c) All Certificates canceled pursuant to the Indenture, other than those endorsed for transfer, may be destroyed by the Trustee.

         Section 6.02. Replacement of Certificates. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the Certificateholder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur, provided however, that if the Trust Fund has terminated or is in the process of termination, the Trustee, in lieu of issuing such new Certificate, may, upon the terms and conditions set forth herein, make the distributions set forth in Section 9.01 hereof. Any mutilated Certificate shall be duly surrendered and canceled before any replacement Certificate shall be issued in exchange and substituted therefor. Upon issuance of any duplicate Certificate pursuant to this Section 6.02, the Certificate claimed to have been lost, stolen or destroyed shall become null and void and of no effect, and any bona fide purchaser thereof shall have only such rights as are afforded under
Article 8 of the Uniform Commercial Code to a holder presenting a Certificate for transfer in the case of any overissue.

         Section 6.03. Form of Certificate. Each Certificate shall be in fully registered form, shall be numbered serially for identification, shall be executed in facsimile by the Sponsor and manually by an authorized signatory of the Trustee, shall be dated the date of execution and delivery by the Trustee and shall represent a fractional undivided interest in the Trust Fund, the numerator of which fraction shall be the number of Units set forth on the face of such Certificate and the denominator of which shall be the total number of Units of undivided interest outstanding at any such time.

                                  ARTICLE VII

                                    Sponsor

         Section 7.01.  Liability of Sponsor and Indemnification.

          (a) The Sponsor shall be under no liability to the Trust or the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities, provided, however, that this provision shall not protect the Sponsor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Sponsor may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, the Trustee's counsel or any other person for any matters arising hereunder (including the determination as to whether any Security is a Restricted Security). The Sponsor shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Unitholder or the Trustee other than as expressly provided for herein.

         (b) The Sponsor may employ agents and shall not be answerable for the default or misconduct of any such agents if selected with reasonable care. The fees of any such agents shall be an expense of the Trust Fund reimbursable to the Sponsor as provided in Section 7.02.

         (c) The Trust Fund shall pay and hold the Sponsor harmless from and against any loss, liability or expense incurred in acting as Sponsor of the Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, including the costs and expenses of the defense against any claim or liability in the premises. The Sponsor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability, provided, however, that the Sponsor may in its discretion undertake any such action which it may deem necessary or desirable in respect of the Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and shall be paid directly by the Trustee out of the Income and Capital Accounts as provided by Section 3.04.

         (d) None of the provisions of the Indenture shall be deemed to protect or purport to protect the Sponsor against any liability to the Trust Fund or to the Unitholders to which the Sponsor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Sponsor's reckless disregard of its obligations and duties under the Indenture.

         Section 7.02. Compensation of Sponsor. The Sponsor may make additions and deletions to the list referred to in Section 5.02 and shall conduct regular quarterly reviews to determine whether or not to recommend the disposition of Securities pursuant to the procedures under the Indenture. In addition, the Sponsor shall perform such other reviews and procedures as it may deem necessary for the Sponsor to give the consents and directions required by the Indenture. As compensation for providing supervisory services, the Sponsor shall receive, at the times specified in Section 3.04, against a statement or statements therefor submitted to the Trustee, an aggregate annual fee in the amount set forth in the Trust Indenture, but in no event shall such compensation when combined with all compensation received from other Trust Funds exceed the Sponsor's cost for performing such services. Such fee may be increased by the Sponsor from time to time, without the consent or approval of any Unitholder or the Trustee, by amounts not exceeding in total the proportionate increase, during the period from the date of such Trust Indenture to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such index is no longer published, a similar index as determined by the Trustee and the Sponsor.

         The Sponsor shall also receive, at the times set forth in Section 3.04, reimbursement for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, in connection with such action as the Sponsor in its discretion may deem necessary at any and all times to undertake in order to protect the Trust Fund and the rights and interests of the Unitholders pursuant to the terms of the Indenture.

         Section 7.03. Liability. The Sponsor, or the Sponsors jointly and severally if there be more than one, shall be liable in accordance herewith for the obligations imposed upon and undertaken by any Sponsor hereunder, provided that, without in any way affecting or diminishing such liability, each Sponsor shall indemnify the other Sponsors and hold the other Sponsors harmless from and against any and all costs, expenses and liabilities (including attorneys' fees) which such other Sponsors may suffer or incur as a result of or by reason of any act or failure to act hereunder on the part of the indemnifying Sponsor. At all times prior to the termination of the Trust Fund, in the event there be more than one Sponsor and while such Sponsors shall continue to act jointly hereunder, there shall be maintained on file with the Trustee a power of attorney executed in favor of one Sponsor by the other Sponsors constituting and appointing the non-executing Sponsor the true and lawful agent and attorney-in-fact of the executing Sponsors to execute and deliver for and on behalf of the executing Sponsors any and all notices, opinions, certificates, lists, demands, directions, instruments or other documents provided or permitted to be executed or delivered by any Sponsor hereunder or to take any other action in respect hereof. Such power of attorney shall continue in effect as to each executing Sponsor until written notice of revocation thereof has been given by such executing Sponsor to the Trustee. Prior to receipt of such notice of revocation the Trustee shall be entitled to rely conclusively upon such power of attorney as authorizing the non-executing Sponsor to give any notice, opinion, certificate, list, demand, direction, instrument or any other document provided for or permitted hereunder or to take any other action in respect hereof on behalf of the executing Sponsors as to which such power of attorney is in effect.

         Section 7.04.  Discharge of Sponsor.

         (a) If there be more than one Sponsor, in the event that any Sponsor shall fail to undertake or perform any of the duties which by the terms of the Indenture are required to be undertaken or performed by it and such failure shall continue for 30 calendar days after notice to all Sponsors from the Trustee, or if any Sponsor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the property of any Sponsor shall be appointed or any public officer shall take charge or control of any Sponsor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Sponsor shall forthwith be and be deemed to be discharged forever as a Sponsor hereunder and thereupon the other Sponsor shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee.

         (b) In the event that the power of attorney referred to in Section
7.03 above shall be revoked by written notice given by an executing Sponsor and it shall not be replaced within one Business Day by another power of attorney conforming with the requirements of Section 7.03, the Sponsors shall be deemed to have been unable to reach agreement with respect to action to be taken jointly by them hereunder and there upon the non-executing Sponsor shall execute within one Business Day an instrument discharging the executing Sponsor and thereupon such Sponsor shall be and shall be deemed to be discharged forever as Sponsor hereunder and thereupon the other Sponsors shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee.

         (c) Notwithstanding the discharge of a Sponsor in accordance with this
Section 7.04, such Sponsor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under the Indenture by such Sponsors before the date of such discharge, or by the remaining Sponsor before or after the time of such discharge as fully and to the same extent as if no discharge had occurred.

         Section 7.05. Certain Matters Regarding Succession. The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of any Sponsor. In the event of the death, resignation or withdrawal of any partner of any successor Sponsor which may be a partnership, a partner so dying, resigning or withdrawing shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Sponsor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $2,000,000. In the event of any assignment by any Sponsor to a successor corporation or partnership as permitted by the next following sentence, such Sponsor and, if such Sponsor is a partnership, its partners, shall be relieved of all further liability under the Indenture. Any Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Sponsor, if at the time of such transfer such successor duly assumes all the obligations of such Sponsor under the Indenture.

         Section 7.06. Resignation of Sponsor. (a) If there be more than one Sponsor and if at any time any Sponsor desires to resign its position as a Sponsor hereunder and if at such time one of the other Sponsors maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $2,000,000 and the other Sponsor or Sponsors are agreeable to such resignation, the Sponsor desiring to resign may resign by delivering to the Trustee an instrument executed by such resigning Sponsor and consented to by the remaining Sponsors, and upon such delivery, the resigning Sponsor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such delivery and the remaining Sponsors shall thereupon perform all duties and be entitled to all rights under the Indenture; provided, however, that concurrently with or subsequent to such resignation, the remaining Sponsors and the Trustee may appoint a new Sponsor to act with the remaining Sponsors and to assume the duties of the resigning Sponsor by an instrument executed by the remaining Sponsors, the Trustee and the new Sponsor. Such new Sponsor shall not be under any liability hereunder for acts or omissions prior to the execution of such instrument.

         (b) If at any time there is only one Sponsor acting hereunder and such Sponsor desires to resign its position as Sponsor hereunder, it may resign by delivering to the Trustee an instrument of resignation executed by such Sponsor. Such resignation shall not be or become effective or valid for any purpose whatsoever unless prior to or concurrently with the delivery thereof
(i) the Trustee shall have appointed a successor Sponsor or Sponsors to assume, with such compensation from the Trust Fund as the Trustee may deem reasonable under the circumstances, the duties and obligations of the resigning Sponsor hereunder by an instrument of appointment and assumption executed by the Trustee and the successor Sponsor or Sponsors or (ii) in accordance with
Section 8.01(f) hereof, the Trustee shall have determined to terminate the Indenture and the Trust Fund created thereby and liquidate the Trust Fund. Any such successor Sponsor shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $2,000,000 (determined in accordance with generally accepted accounting principles). Upon effective resignation hereunder, the resigning Sponsor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions prior to such delivery and the successor Sponsor or Sponsors shall thereupon perform all duties and be entitled to all rights as a Sponsor under the Indenture. The successor Sponsor or Sponsors shall not be under any liability hereunder for occurrences or omissions prior to the execution of such instrument.

         Section 7.07. Notice to Unitholders. Notice of the discharge or resignation of any Sponsor and of any appointment of a successor Sponsor or Sponsors under Section 7.06 shall be mailed by the Trustee to each Unitholder of record.

                                  ARTICLE VIII

                                    Trustee

         Section 8.01. General Matters Relating to Trustee. The Trustee shall be named in the Trust Indenture.

         (a) All moneys deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the Trust Fund until required to be disbursed in accordance with the provisions of the Indenture and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

         (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document whether or not of the same kind, prima facie properly executed, or for the disposition of moneys or Securities pursuant to the Indenture or in respect of any valuation which it is required to make or is required or permitted to have made by others under the Indenture or otherwise; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, and the Trustee may construe any of the provisions of the Indenture insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto and the Unitholders.

         (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of the Indenture or for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Contract Securities delivered to it) or for or in respect of the validity or sufficiency of the Certificate (except for the due execution thereof by the Trustee), or for the due execution thereof by the Sponsor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or to the Sponsor, other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Sponsor.

         (d) The Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in any expense or liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the

Income and Capital Accounts. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust Fund and the rights and interests of the Unitholders pursuant to the terms of the Indenture, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts.

         (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. Unless otherwise directed by the Sponsor, the accounts of the Trust Fund shall be examined not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. So long as the Sponsor is maintaining a secondary market for Units, the Sponsor shall bear any audit expense which exceeds $.50 per Unit, unless the Trustee has been advised that all of such expenses are permitted by the Commission to be deducted from the Trust Fund. The Trustee shall not be liable in respect of any action taken or suffered under the Indenture in good faith, in accordance with an opinion of counsel, including any action taken in reliance upon an opinion of counsel as to whether any Securities are Restricted Securities. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Income and Capital Accounts as set forth in Section 3.04 hereof.

         (f) If at any time there is only one Sponsor acting hereunder and such Sponsor shall fail to undertake or perform any of the duties which by the terms of the Indenture are required by it to be undertaken or performed, or such Sponsor shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Sponsor in an involuntary case, or such Sponsor shall commence a voluntary case, under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for such Sponsor or for any substantial part of its property shall be appointed or such Sponsor shall make any general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due, then in any such case, the Trustee may do any one or more of the following: (1) appoint a successor Sponsor or Sponsors which shall act hereunder in all respects in place of such Sponsor and which may be compensated, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Income Account or, to the extent funds are not available in such account, from the Capital Account but no such deduction shall be made exceeding such reasonable amount as the Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940;
(2) act hereunder in its own absolute discretion without appointing any successor Sponsor and receive additional compensation at rates determined as provided in clause (1); or (3) terminate the Indenture and the Trust created hereby and liquidate the Trust Fund in the manner provided in Section 9.01.

         (g) If the value of the Trust Fund as shown by any Trust Fund Evaluation shall be less than the Discretionary Liquidation Amount specified in the Trust Indenture, the Trustee may in its discretion, and shall if so directed by the Sponsor, terminate the Indenture and the Trust created hereby and liquidate the Trust Fund all in the manner provided by Section 9.01.

         (h) In no event shall the Trustee be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. The Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts for all such taxes and charges, for any tax or charge imposed against the Trustee as trustee of the Trust Fund and for any expenses, including counsel fees, interest, penalties and additions to tax, which the Trustee may sustain or incur with respect to such taxes or charges.

         (i) Notwithstanding any provision of the Indenture to the contrary, except as set forth in Section 3.04(c), 7.02 and 8.01(f), no payment to the Sponsor or to any principal underwriter (as defined in the Investment Company Act of 1940) for the Trust Fund or to any affiliated person (as so defined) or agent of the Sponsor or such underwriter shall be allowed by the Trustee as an expense except for payment of such reasonable amounts as the Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

         (j) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, securities of the same issue as, or other securities issued by the issuer (or an affiliate of such issuer) of, any Securities at any time held as part of the Trust Fund and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

         (k) The Trust may include (1) a letter or letters of credit for the purchase of Securities or Contract Securities issued by the Trustee in its individual capacity for the account of the Sponsor and/or (2) Securities issued by the Trustee in its individual capacity and the Trustee may otherwise deal with the Sponsor with the same rights and powers as if it were not the Trustee hereunder.


         Section 8.02. Books and Records. The Trustee shall keep proper books of record and account of all the transactions under the Indenture at its office including, as agent of the Sponsor, a record of the name and address of, and the Units (indicating whether they are evidenced by Certificates or in uncertificated form) issued by the Trust Fund and held or beneficially owned by every Unitholder, and such books and records shall be open to inspection by any Unitholder at reasonable times during business hours of the Trustee, except as they may pertain to another holder's account.

         Section 8.03. Reports to Securities and Exchange Commission and Others. The Trustee shall make such annual or other reports, make such elections and file such tax returns as the Sponsor directs or as may from time to time be required under any applicable state or Federal statute or rule or regulation thereunder, and in particular, if the Trust Fund has elected to be taxed as a Regulated

Investment Company, for the continuing qualification of the Trust Fund as a Regulated Investment Company under the Code. In the case of a Regulated Investment Company, the Trust's taxable year shall be set forth in the Trust Indenture. Nothing contained herein shall obligate the Trustee to maintain the registration of the Units or Trust on a current basis.

         Section 8.04. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of the Indenture on file at its office available for inspection by any Unitholder at reasonable times during its usual business hours, and the Trustee shall keep and so make available for inspection a current list of the Securities.

         Section 8.05. Compensation of Trustee. (a) The Trustee shall receive at the times set forth in Section 3.04 as compensation for performing the usual, ordinary, normal and recurring services under the Indenture during the preceding month an amount equal to the amount per month specified in the Trust Indenture per Unit outstanding at any time during such month. The computation of such compensation shall be made on the basis of the largest number of Units outstanding at any time during such month; such rate may be increased by the Trustee from time to time, without the consent or approval of any Unitholder or the Sponsor by amounts not exceeding the total of the proportionate increase, during the period from the date of such Trust Indenture to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index as determined by the Trustee and the Sponsor.

         (b) The Trustee shall also receive, at the times set forth in Section 3.04, reimbursement for any and all expenses and disbursements incurred hereunder, including any expenses incurred as Distribution Agent and including legal, evaluating and auditing expenses and additional compensation for any extraordinary services performed hereunder, which extraordinary services shall include but not be limited to all costs and expenses incurred by the Trustee in making any annual or other reports or filing tax returns pursuant to Section 8.03; provided, however, that the amount of any such charge which has not been finally determined as of any Distribution Date may be estimated and any necessary adjustments shall be made on the succeeding Distribution Date.

         (c) The Trustee shall be indemnified from the Trust Fund and held harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of such Trustee arising out of or in connection with the acceptance or administration of this Trust, or acting as Distribution Agent hereunder including the costs and expenses of defending itself against any claim or liability in the premises.

         (d) The Trustee's normal and extraordinary compensation and reimbursement of the above-mentioned expenses and losses shall be charged by the Trustee against the Income and Capital Accounts in accordance with Section
3.04. If the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 8.05, or if the Trustee determines that amounts previously advanced by it pursuant to the terms hereof are uncollectible or not otherwise recoverable under Section 3.04, the Trustee shall have the power to sell Securities in the manner provided in Section 5.02 hereof. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 8.05. Any moneys payable to the Trustee shall be secured by a prior lien on the Trust Fund.

         Section 8.06. Resignation, Discharge or Removal of Trustee; Successor.
(a) The Trustee may resign and be discharged of the Trust created by the Indenture by executing an instrument in writing resigning as such Trustee, filing the same with the Sponsor, not less than sixty calendar days before the date specified in such instrument when, subject to Section 8.06(c), such resignation is to take effect. Upon receiving such notice of resignation, the Sponsor shall use its best efforts promptly to appoint a successor Trustee (which may, in the case of a removed co-Trustee, be one or more of the remaining co-Trustees) in the manner and meeting the qualifications hereinafter provided, by written instrument or instruments delivered to such resigning Trustee and the successor Trustee. Notice of such appointment of a successor Trustee shall be mailed promptly after acceptance of such appointment by the successor Trustee to each Unitholder then of record. In case at any time the Trustee shall not meet the requirements set forth in Section 8.07 hereof, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Trustee in an involuntary case, or the Trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the Trustee or for any substantial part of its property shall be appointed or the Trustee shall make any general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due, or if for any other reason the Sponsor shall determine in good faith that the replacement of the Trustee is in the best interests of the Unitholders, the Sponsor may remove the Trustee and appoint a successor Trustee (which may, in the case of a removed co-Trustee, be one or more of the remaining co-Trustees) by written instrument or instruments delivered to the Trustee so removed and the successor Trustee provided that a notice of such removal and appointment of a successor Trustee shall be mailed by the successor Trustee promptly after acceptance of such appointment to each Unitholder then of record. The Unitholders of 51% of the Units may remove the Trustee at any time by written instrument or instruments delivered to the Trustee and Sponsor; the Sponsor shall thereupon use its best efforts to appoint a successor Trustee (which may, in the case of a removed co-Trustee, be one or more of the remaining co-Trustees) in the manner hereinabove provided. If there shall be two or more co-Trustees hereunder, and any co-Trustee shall resign or be removed in accordance with this Section 8.06(a), the Sponsor may remove any or all of the remaining co- Trustees and appoint a successor Trustee or two or more successor co-Trustees in the manner hereinabove provided.

         (b) In case at any time the Trustee shall resign and no successor Trustee shall have been appointed within thirty (30) calendar days after notice of resignation has been received by the Sponsor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         (c) Any successor Trustee appointed hereunder shall execute and acknowledge to the Sponsor and the retiring Trustee an instrument accepting such appointment hereunder and such successor Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if it were originally named a Trustee herein and shall be bound by all the terms and conditions of the Indenture. Upon the request of such successor Trustee, the retiring Trustee shall, upon payment of all amounts due the retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor Trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor Trustee all Securities and moneys at the time held by it hereunder, if any, together with all necessary instruments of transfer and assignment of other documents properly executed as necessary to effect such transfer and such other records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor Trustee and shall there upon be discharged from all duties and responsibilities under the Indenture. Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to this Section 8.06 shall become effective upon such acceptance of appointment by the successor Trustee.

         (d) Any corporation into which a Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such Trustee hereunder shall be a party, shall be the successor Trustee under the Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

         (e) In any circumstance in which the Sponsor may appoint a successor Trustee pursuant to Section 8.06(a), the Sponsor may alternatively, at its option, in the manner provided in Section 8.06(a) for the appointment of a successor Trustee, appoint two or more successor co-Trustees. Upon execution and acknowledgment by each successor co-Trustee of an instrument accepting such appointment in the manner set forth in Section 8.06(c), without any further act, deed or conveyance, such successor co-Trustee shall become vested with all the rights, powers, duties and obligations of the predecessor Trustee hereunder with like effect as if originally named a Trustee herein and shall be bound by all the terms and conditions of the Indenture. The word "Trustee" as used in the Indenture shall be deemed to include any and all co-Trustees appointed pursuant hereto. Notwithstanding any provision hereof (including without limitation Section 8.01(e)), the obligations of the co-Trustees hereunder shall be joint and several and the co-Trustees shall be jointly liable for the acts of one another in connection with the performance of their duties hereunder.

         Section 8.07. Qualification of Trustee. The Trustee and any successor Trustee shall be a banking association or corporation organized and doing business under the laws of the United States, or any state thereof, having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.00.




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



                                  ARTICLE IX

                                  Termination


         Section 9.01. Procedure Upon Termination. (a) The Indenture and the Trust created hereby shall terminate upon the Mandatory Termination Date set forth in the Trust Indenture or upon the maturity, sale or other disposition as the case may be of the last Security held hereunder unless sooner terminated as hereinbefore specified and may be terminated at any time by written instrument executed by the Sponsor and consented to (as provided in Section 10.01) by Unitholders owning 51% of the Units then outstanding under the Indenture, or if the value of the Trust Fund is less than the Discretionary Liquidation Amount specified in the Trust Indenture.

         (b) On the date set forth in the Trust Indenture prior to the Mandatory Termination Date, the Trustee shall begin to sell the Securities held in the Trust pursuant to instructions from the Sponsor which may direct that Securities having the greatest amount of capital appreciation will be sold first and in a manner to effectuate orderly sales and minimal market impact. In the event that the Sponsor does not so direct, Securities will be sold on a pro rata basis.

         (c) Written notice of any termination shall be given by the Trustee to each Unitholder specifying the time or times at which the Certificateholders may surrender their Certificates for cancellation and the date determined by the Trustee upon which the transfer books of the Trustee, maintained pursuant to Section 6.01, shall be closed. Within a reasonable period of time after such termination the Trustee shall, subject to any applicable provisions of law, sell all of the Securities not already sold then held, if any, and shall:

                  (1) deduct from the Income Account or, to the extent that funds are not available in such account, from the Capital Account, and pay to itself individually an amount equal to the sum of (x) its accrued compensation for its ordinary services, (y) any compensation due to it for its extraordinary services and (z) any other expenses, disbursements and unreimbursed advances as provided herein;

                  (2) deduct from the Income Account or, to the extent that funds are not available in such account, from the Capital Account, an amount equal to the unpaid fees and expenses of the Sponsor, if any, including registration charges, expenses of registering the Trust or Trust Units under various state laws as required, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified by the Sponsor, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to
         Section 10.03, provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful;




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



                  (3) deduct from the Income Account or, to the extent that funds are not available from such account, from the Capital Account any amounts which it, in its sole discretion, shall deem requisite to be deposited in the Reserve Account to provide for any applicable taxes or other governmental charges that may be payable out of the Trust Fund;

                  (4) distribute to each holder of Units in uncertificated form, and to each holder of Units evidenced by Certificates upon surrender for cancellation of his Certificate or Certificates, if applicable, such holder's interest in the balances of the Income and Capital Accounts, and, on the conditions set forth in Section 3.03 hereof, the Reserve Account; and

                  (5) together with such distribution to each Unitholder as provided for in paragraph (iv), furnish to each such Unitholder a final statement as of the date of the computation of the amount distributable to Unitholders.

         Section 9.02. Notice to Holders of Units Evidenced by Certificates. In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the liquidating distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder.

         Section 9.03. Moneys to Be Held in Trust Without Interest. The Trustee shall be under no liability with respect to moneys in the Income, Capital and Reserve Accounts upon termination, except to hold the same in trust without interest. If permitted by applicable Federal securities laws and regulations, de minimis balances remaining after the distribution provided in Section 9.01(d) representing the excess of funds retained for estimated expenses payable after the termination over the expenses actually paid may be applied to any overdraft in other trust funds sponsored by the Sponsor arising from a similar cause.

         Section 9.04. Dissolution of Sponsor Not to Terminate. The dissolution of the Sponsor, or any Sponsors, if there are more than one, shall not operate to terminate the Indenture insofar as the duties and obligations of the Trustee are concerned.



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



                                   ARTICLE X

                            Miscellaneous Provisions

         Section 10.01. Amendment and Waiver. (a) The Indenture may be amended from time to time by the Sponsor and the Trustee without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; (2) to change any provision hereof as may be required by the Commission or any successor governmental agency exercising similar authority; (3) to change any provision hereof as may be set forth in the Commission's response to the no-action letter request pursuant to Section 3.15(c) the Commission's exemption order pursuant to Section 5.03 (g), (4) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust Fund as a grantor trust or as a Regulated Investment Company under the Code where applicable; or (5) to make such other provisions in regard to matters or questions arising hereunder as shall not materially adversely affect the interests of the Unitholders.

         (b) The Indenture may also be amended from time to time by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unitholders owning 51% of the Units at the time outstanding under the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Unitholders; provided, however, that no such amendment or waiver shall (1) reduce a Unitholder's interest in the Trust Fund without the consent of such Unitholder or (2) reduce the aforesaid percentage of Units, the holders of which are required to consent to any such amendment, without the consent of all the Unitholders then outstanding.

         (c) The Trustee shall furnish written notification of the substance of any material amendment promptly after the execution thereof to each Unitholder then of record. Notice of other amendments shall be included in the annual report described in Section 3.05.

         (d) It shall not be necessary for the consent of Unitholders under this Section 10.01 or under Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Unitholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 10.02. Initial Organizational and Offering Costs. (a) Subject to reimbursement as hereinafter provided, the initial costs incurred in connection with the organization and establishment of the Trust and the sale of Units (the "Initial Costs") shall be paid by the Sponsor, provided, however, that the liability on the part of the Sponsor under this Section shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the Initial Date of Deposit. The Trustee shall pay to the Sponsor the Sponsor's reimbursable Initial Costs in



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



the manner set forth in subsections 10.02(d), and 10.02(e) below; such reimbursement of Initial Costs shall be for the account of the Unitholders of record at the conclusion of the initial offering period and shall not be reflected in the computation of Unit Value prior thereto.

         (b) The Initial Costs paid by the Sponsor which are reimbursable to the Sponsor in accordance with this Section include, but are not limited to (1) the costs of the initial preparation, typesetting and execution of the registration statement, prospectuses (including preliminary prospectuses), the Indenture and other legal documents relating to the establishment of the Trust, and the costs of submitting such documents in electronic format to the Commission, (2) Commission and state Blue Sky registration fees for the initial registration of Trust Units, (3) the cost of the initial audit of the Trust,
(4) the legal costs incurred by the Sponsor and the Trustee related to any and all of the foregoing, and (5) other out-of-pocket expenses related to any and all of the foregoing provided, however, that if so stated in the Prospectus for a Trust Fund, such Initial Costs shall not exceed the amount, if any, of the estimated costs per Unit set forth in the Prospectus.

         (c) Costs and expenses incurred in the marketing and selling of Trust Units, shall be paid for by the Sponsor but shall not be reimbursable to the Sponsor. Such costs and expenses include but are not limited to (1) those incurred in the printing of prospectuses (including preliminary prospectuses),
(2) those incurred in the preparation and printing of brochures and other advertising or marketing materials, including any legal costs incurred in the review thereof, and (3) any other selling or promotional costs or expenses.

         (d) Promptly after the conclusion of the initial public offering period, upon written certification to the Trustee, the Sponsor shall receive reimbursement for any of the Initial Costs set forth in subsection (b), in the manner set forth in subsection 10.02(e) below.

         (e) Upon receipt of written certification from the Sponsor as set forth in subsection 10.02(d) and receipt of directions to sell those Securities selected by the Sponsor, the Trustee shall sell those Securities having a value, as determined under Section 4.01 as of the date of such sale sufficient for reimbursement of Initial Costs and shall distribute the proceeds of the sale to or upon the order of the Sponsor, but only to the extent of the Initial Costs as set forth in the Sponsor's certification delivered in accordance with paragraph (d) above.

         Section 10.03. Registration (Current) of Units and Trust Fund. If the Sponsor shall maintain a market in the Units, the Sponsor shall, if required by applicable law, keep the registration of the Units and the Trust Fund on a current basis with the Commission and under the applicable securities laws of such states as the Sponsor may select. Registration charges, Blue Sky fees, printing costs, attorney's fees, and other miscellaneous out-of-pocket expenses incurred pursuant to this Section 10.03 and related to all Units shall be borne by the Trust only to the extent and in the manner provided for by Section 3.04(d). To the extent that such expenses cannot be borne by the Trust, they shall be borne by the Sponsor. The Sponsor shall be under no obligation to maintain a market in the Units and, if it shall maintain such a market, it may cease to do so immediately at any time and from

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




time to time and without notice. The Sponsor shall do all things that may be necessary or required to comply with this provision and the Trustee shall not incur any liability or be under any obligation in connection therewith.

         Section 10.04. Certain Matters Relating to Unitholders. (a) The death or incapacity of any Unitholder shall not operate to terminate the Indenture or the Trust Fund, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in the Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

         (b) No Unitholder shall have any right to vote except as provided in Sections 9.01 and 10.01 or in any manner otherwise to control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificate be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third person by reason of any action taken by the parties to the Indenture, or for any other cause whatsoever.

         Section 10.05. New York Law to Govern. The Indenture is delivered in the State of New York, and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof. The Indenture shall be deemed effective when it is executed by the Sponsor and the Trustee.

         Section 10.06. Notices. Any notice, demand, direction or instruction to be given to the Sponsor hereunder shall be in writing and shall be duly given if mailed or delivered to the Sponsor, to the attention of Mr. Robert E. Holley, Unit Trust Department, PaineWebber Incorporated, 1200 Harbor Boulevard, Weehawken, New Jersey 07087, or at such other address as shall be specified by the Sponsor to the other parties hereto in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the Trustee at its address specified in the Trust Indenture, or such other address as shall be specified to the other parties hereto by the Trustee in writing. Any notice to be given to a Unitholder shall be duly given if mailed or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

         Section 10.07. Severability. If any one or more of the covenants, agreements, provisions or terms of the Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Indenture and shall in no way affect the validity or enforceability of the other provisions of the Indenture or of the Certificates or the rights of the holders thereof or of Unitholders.

         Section 10.08. Separate and Distinct Series. Each Series of The PaineWebber Equity Trust to which these Standard Terms shall be applicable shall, for all financial and administrative purposes, be considered separate and distinct from every other Series, and the assets of one Series shall not be commingled with the assets of another Series nor shall the expenses of any one Series be charged against any other Series.

         Section 10.09. Counterparts. These Standard Terms may be executed in counterparts, and by each party on separate counterparts, each of which as so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of these Standard Terms as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

         IN WITNESS WHEREOF, the parties hereto have caused these Standard Terms and Conditions of Trust dated as of July 1, 1998 to be duly executed.



                                            PAINEWEBBER INCORPORATED
                                            Sponsor

                                            By:
                                               --------------------------------
                                                 Name:  Robert E. Holley
                                                 Title:   Vice President

SEAL

ATTEST:


-----------------------------------
Assistant Secretary

                                            INVESTORS BANK & TRUST COMPANY


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

SEAL

ATTEST:


-----------------------------------
Title:


Effective Date: _________, 1998

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )


         On this _____ day of ________, 1998 before me personally appeared Robert E. Holley, to me known, who being by me duly sworn, said that he is a Senior Vice President of PaineWebber Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                 By ___________________________________

                                              Notary Public

COMMONWEALTH OF MASSACHUSETTS )
                              : SS.:
COUNTY OF SUFFOLK             )


         On this ___ day of _____, 1998, before me personally appeared _____________ and _________________ to me known, who being by me duly sworn, said that each is a ____________ of Investors Bank & Trust Company one of the corporations described in and which executed the foregoing instrument; that each knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that each signed his/her name thereto by like authority.


                                   _________________________________
                                           Notary Public

[NOTARY]
[SEAL]

                                   My Commission Expires: ______________





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